UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237)

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2006

Date of reporting period: August 1, 2005—January 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Growth Opportunities Fund

1|31|06

Semiannual Report

PUTNAM INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Growth Opportunities
Fund

1| 31| 06
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30
Brokerage commissions	54

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees

Dear Fellow Shareholder

The performance of U.S. financial markets in the early weeks of 2006 suggests that investors remain generally optimistic this year. Stocks have advanced briskly while bonds have remained subdued. We consider these results typical of an expanding economy capable of generating both profits and inflation. As is often the case, the fundamental data painted a more conflicted picture than the market’s movements. In the final months of 2005, the economic growth rate slipped to a low level of 1.1%, according to initial estimates. Nevertheless, labor market conditions have strengthened, and energy prices, though elevated, did not spike in the winter months, thanks in part to mild winter weather in many regions of the country. Inflationary pressures remain contained, to borrow the terminology of the U.S. Federal Reserve Board (the Fed). At its January 31 meeting, marking the end of former Chairman Alan Greenspan’s 18 years of service, the Fed again raised interest rates, but hinted that the end of this tightening cycle might not be far away. Whatever the course the economy and monetary policy take in coming months, in our view it is fortunate that the new Fed Chairman, Ben Bernanke, like his predecessor, regards the Fed’s role in pursuing both price stability and economic growth as essential to encouraging investment.

Although there is no guarantee a fund will achieve its objectives, we believe that the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for some investors. We want you to know that Putnam Investments, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on delivering consistent, dependable, superior investment performance over time.

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In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds.

Putnam Growth Opportunities Fund:
seeking America’s biggest growing companies

When Putnam Growth Opportunities Fund opened to the investing public in August 1997, its managers were committed to seeking growth potential in the types of U.S. companies that dominated the markets — large yet flexible, coupling the benefits of size and scale with the ability to respond to changing tastes and new technologies.

Nine years later, the fund continues to target the stocks of these companies, using rigorous research techniques to identify those that have a competitive edge in markets around the world and the potential to gain market dominance and produce strong profits. Of course, as with any fund that invests in growth stocks, there are risks involved. The fund’s focus on large U.S. companies can affect its performance, particularly during times when large-cap stocks are out of favor. The management team seeks to manage this risk by investing with a long-term perspective, looking for companies they believe have the fundamental strength to deliver results over time, despite market setbacks. While the fund favors growth stocks, it is also designed to protect investors at times when this style of investing is out of favor.

In the fund’s first report to shareholders, then-Chairman of the Trustees George Putnam wrote of the management team: “Besides taking advantage of today’s opportunities, they have sought companies that have proved themselves in fair weather and foul, mindful that exuberant markets such as today’s do not last forever.”

While not all large-cap companies have been able to weather the tough times, many that were in the fund’s portfolio in the mid-1990s have continued to grow and prosper. Several of them, including Microsoft, Intel, and

Putnam Growth Opportunities Fund seeks to invest in leading
large companies with the potential to grow rapidly.

The Home Depot, have since been added to the select group of 30 companies that make up the Dow Jones Industrial Average.

Regardless of how market conditions change in the years ahead, the management team of Putnam Growth Opportunities Fund will remain focused on finding leading companies that are growing faster than the market.

In-depth analysis is key to
successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Growth They examine each company’s financials, including its sales and earnings, and target those believed to offer growth potential.

Quality They look for characteristics such as solid management teams, sound business models, a record of strong performance, and high levels of free-cash flow.

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Putnam Growth Opportunities Fund seeks capital appreciation by investing primarily in stocks of large U.S. companies. The fund targets established companies that management believes are leaders in their industries and have the potential to grow rapidly. The portfolio may be appropriate for investors who are willing to assume above-average risk in pursuit of above-average growth.

Highlights

* For the six months ended January 31, 2006, Putnam Growth Opportunities Fund’s class A shares returned 4.31% without sales charges.

* The fund’s benchmark, the S&P 500 Index, returned 4.68% during the same period.

* The fund's secondary benchmark, the Russell 1000 Growth Index, returned 3.91% during the period.

* The fund’s peer group, the Lipper Large-Cap Growth Funds category, had an average return of 6.41% during the period.

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance

Total return for class A shares for periods ended 1/31/06

Since the fund’s inception (10/2/95), average annual return is 5.99% at NAV and 5.44% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	5.02%	4.46%	63.16%	54.65%

5 years	–9.29	–10.26	–38.59	–41.81

3 years	10.81	8.84	36.05	28.92

1 year	10.15	4.38	10.15	4.38

6 months	—	—	4.31	–1.16

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A short-term trading fee of up to 2% may apply.

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Report from the fund managers

The period in review

Putnam Growth Opportunities Fund’s semiannual period was marked by memorable events, and in particular, an extremely damaging hurricane season. U.S. economic growth decelerated, as the combined effect of rising energy prices and higher interest rates sapped consumer spending power. Fortunately for investors, corporate profit levels continued to be impressive, enabling the fund to deliver a return that was just slightly behind that of its benchmark, the S&P 500 Index, based on results at net asset value (NAV, or without sales charges). Strong positions within the health-care, capital goods and energy sectors were offset by weakness in the fund’s technology and financial holdings. For these reasons, and because the fund had an underweight position in the top-performing energy sector during most of the period, the fund trailed the average return of funds in its Lipper group. We chose to maintain the portfolio’s diversification and its emphasis on stocks with greater long-term earnings growth potential.

Market overview

For the six months ended January 31, 2006, U.S. stock markets advanced, albeit moderately. During the period, the economy and investor sentiment experienced several ups and downs. Oil was a significant factor influencing stock market volatility. Energy supplies remained constrained because of the devastation to oil refineries on the U.S. Gulf Coast caused by hurricanes Katrina and Rita. Consumer spending, which accounts for two-thirds of the U.S. economy, was constrained by rising prices for major household budget items, such as gasoline, heating oil, and natural gas, as well as payments for adjustable-rate mortgages. With energy prices elevated, stocks from the energy sector posted the biggest gains for the period, followed by basic materials and financial stocks. Both the consumer staples and the consumer cyclicals sectors lagged the broad market.

In addition to these problems, the economy also exhibited some positive trends. Job creation improved and corporate profits were generally solid. Inflation remained contained, spurring

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investors’ optimism that the Federal Reserve Board (the Fed) might be nearing the end of its interest-rate hikes. As 2006 began, news that fourth-quarter GDP (gross domestic product) had slowed to an annual rate of 1.1% caused even greater optimism that the Fed might take its foot off the brakes under Ben Bernanke, who became Chairman on February 1.

Strategy overview

The fund invests in large, highly competitive U.S companies with strong revenue and earnings growth prospects. Its portfolio typically includes world-renowned companies whose size and scale give them a competitive advantage. The fund’s stock selection is designed to participate in growth markets and to protect shareholders from volatility in value markets.

We build your fund’s portfolio by purchasing stocks of companies that, in our view, can consistently grow their revenues, earnings, and cash flow faster than others in their markets. At each step of our process, we combine quantitative and fundamental research. Our quantitative models examine historical data to assess the strength, quality, and sustainability of earnings growth in the companies we follow and to determine the relative attractiveness of company valuations. Our fundamental analysts study industries and businesses, looking toward the future to forecast the potential growth of cash flows for each

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 1/31/06.

Equities

S&P 500 Index (broad stock market)	4.68%

Russell 1000 Growth Index (large-company growth stocks)	3.91%

MSCI EAFE Index (international stocks)	18.31%

Russell 2000 Index (small-company stocks)	8.50%

Bonds

Lehman Aggregate Bond Index (broad bond market)	0.84%

Lehman Government Bond Index (U.S. Treasury and agency securities)	0.77%

Citigroup World Government Bond Index (global government bonds)	–0.80%

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company. With these forecasts we produce a range of possible outcomes for each company we research.

Your fund’s holdings

Our stock selection decisions within the health-care sector had a favorable impact on the fund’s results, even though the overall sector underperformed the market. In particular, our holdings in health-care services companies strengthened significantly. Express Scripts, the third-largest pharmacy benefits manager in the United States, climbed sharply after the company reported a 64% increase in quarterly earnings. Cardinal Health rose late in the period after reporting strong quarterly results that beat analysts’ forecasts due to growth in its drug distribution and hospital automation products. The stock of Teva Pharmaceuticals, the world’s largest manufacturer of generic drugs, appreciated following the news that the company had won the exclusive right to sell a generic version of Bristol-Myers Squibb’s cholesterol drug, Pravachol, when its patent expires in April.

Selections within the technology sector had the largest negative impact on results during the period. Computer-maker Dell had disappointing results in two quarterly earnings reports. Though this stock’s decline hurt the fund’s performance, we have retained the position because we have confidence that the company’s business model remains intact and its competitive positioning is

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

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not permanently impaired. In addition, the company continues to generate significant amounts of cash flow. McAfee, the security software maker, slumped late in the period when the company announced weaker-than-expected quarterly results. However, our notable overweight positions in Apple and Adobe offset some of the negative impact in this sector. Apple’s shares continued their climb after the introduction of the iPod Nano and a mobile phone developed in partnership with Motorola. Adobe, known for its Photoshop photo-editing and Acrobat document-sharing software, also had a solid period after reporting higher-than-expected earnings. Internet search engine company Google also contributed strongly to the fund’s results.

The portfolio had an overweight position in the financials sector. In this case, the weighting proved helpful because the sector strengthened; however, our stock selections did not fare well. For example, Countrywide Financial declined because of investor concerns over the impact of rising interest rates. We have maintained the fund’s positions, since we believe that the situations affecting the stock are temporary and that the company continues to gain market share as the country’s largest independent mortgage originator.

Although we had a small underweight to the energy sector, the market’s strongest sector during the fund’s semi-annual period, several holdings from that sector were among the fund’s top

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 1/31/06. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Industry

Bank of America Corp. (3.7%)	Banking

American International Group, Inc. (3.4%)	Insurance

Johnson & Johnson (2.9%)	Pharmaceuticals

U.S. Bancorp (2.5%)	Banking

Cisco Systems, Inc. (2.2%)	Communications equipment

Dell, Inc. (2.1%)	Computers

Countrywide Financial Corp. (2.1%)	Consumer finance

eBay, Inc. (2.0%)	Commercial and consumer services

Occidental Petroleum Corp. (1.9%)	Oil and gas

Amgen, Inc. (1.8%)	Biotechnology

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contributors to performance. Valero Energy, Marathon Oil, and Amerada Hess benefited from high oil prices and improved profit margins as energy supplies remained tight.

Holdings within capital goods also positively impacted performance, particularly our selections within the machinery industry. Caterpillar, which had been dormant for most of the period, rose dramatically in January after the company reported that fourth-quarter profits rose more than 50% amid continued strong global demand for construction equipment. Parker Hannifin also surged in January, following the company’s report of a spike in orders.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As we begin the second half of your fund’s 2006 fiscal year, the economy appears to be on solid footing, strong enough to support profit growth without sparking inflation. Although the initial reading of fourth-quarter gross domestic product was surprisingly low at 1.1%, it may be revised to a higher level. The unemployment rate fell in January to 4.7%, and other indicators show an improving labor market. Data on consumer prices shows little evidence of higher energy inflation seeping into the rest of the economy.

While continuing to select stocks based on the fund’s disciplined research process, we are positioning the portfolio to benefit from the continuing economic expansion. The portfolio’s largest sector overweight, relative to the benchmark, is in the technology sector, where we favor computer, communications equipment, and Internet service companies. The overweight to the health-care sector remains in place, and features service-related companies rather than pharmaceutical stocks. Within the consumer cyclicals sector, the largest positions are in retailers, lodging and tourism companies, and publishers. Offsetting these overweights are underweights to the consumer staples and conglomerates sectors, where we find few compelling growth opportunities. We will continue to construct the portfolio with careful attention to overall risk as well as potential returns.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

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Your fund’s performance

This section shows your fund’s performance during the first half of its fiscal year, which ended January 31, 2006. In accordance with regulatory requirements for mutual funds, we also include performance for the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 1/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(8/1/97)		(2/1/99)		(8/1/97)		(1/21/03)	(7/1/99)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	5.99%	5.44%	5.16%	5.16%	5.21%	5.21%	5.40%	5.07%	5.73%	6.18%

10 years	63.16	54.65	50.97	50.97	51.57	51.57	54.40	49.40	59.12	66.22
Annual average	5.02	4.46	4.20	4.20	4.25	4.25	4.44	4.10	4.75	5.21

5 years	–38.59	–41.81	–40.84	–42.02	–40.86	–40.86	–40.19	–42.14	–39.33	–37.85
Annual average	–9.29	–10.26	–9.97	–10.33	–9.97	–9.97	–9.77	–10.36	–9.51	–9.07

3 years	36.05	28.92	33.13	30.13	33.01	33.01	33.96	29.61	35.07	37.11
Annual average	10.81	8.84	10.01	9.18	9.97	9.97	10.24	9.03	10.54	11.09

1 year	10.15	4.38	9.27	4.27	9.25	8.25	9.48	5.96	9.79	10.36

6 months	4.31	–1.16	3.92	–1.08	3.87	2.87	3.95	0.55	4.19	4.37

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

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Comparative index returns

For periods ended 1/31/06

		Russell 1000	Lipper Large-Cap
	S&P 500	Growth	Growth Funds
	Index	Index	category average*

Annual average
(life of fund)	9.72%	7.21%	7.15%

10 years	136.62	88.84	96.52
Annual average	8.99	6.56	6.81

5 years	1.86	–20.70	–16.99
Annual average	0.37	–4.53	–3.86

3 years	57.79	51.41	51.89
Annual average	16.42	14.83	14.88

1 year	10.38	10.81	13.13

6 months	4.68	3.91	6.41

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 1/31/06 , there were 721, 687, 599, 475, and 165 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 1/31/06

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.117		$0.007	$0.008	$0.041		$0.118	$0.155

Capital gains	—		—	—	—		—	—

Total	$0.117		$0.007	$0.008	$0.041		$0.118	$0.155

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/05	$13.20	$13.93	$12.44	$12.60	$12.68	$13.11	$13.12	$13.44

1/31/06	13.65	14.41	12.92	13.08	13.14	13.58	13.55	13.87

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

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Fund performance for most recent calendar quarter

Total return for periods ended 12/31/05

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(8/1/97)		(2/1/99)		(8/1/97)		(1/21/03)	(7/1/99)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	5.84%	5.28%	5.00%	5.00%	5.06%	5.06%	5.25%	4.91%	5.57%	6.03%

10 years	65.18	56.46	52.66	52.66	53.43	53.43	56.37	51.30	61.14	68.33
Annual average	5.15	4.58	4.32	4.32	4.37	4.37	4.57	4.23	4.89	5.35

5 years	–38.40	–41.63	–40.68	–41.86	–40.70	–40.70	–40.00	–41.94	–39.16	–37.63
Annual average	–9.24	–10.21	–9.92	–10.28	–9.92	–9.92	–9.71	–10.30	–9.46	–9.01

3 years	30.02	23.14	27.02	24.02	26.98	26.98	28.03	23.86	29.06	30.99
Annual average	9.14	7.18	8.30	7.44	8.29	8.29	8.58	7.39	8.88	9.41

1 year	3.74	–1.71	2.98	–2.02	2.95	1.95	3.20	–0.15	3.45	4.04

6 months	6.52	0.94	6.17	1.17	6.10	5.10	6.25	2.79	6.41	6.70

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Growth Opportunities Fund from August 1, 2005, to January 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.00	$ 10.85	$ 10.84	$ 9.56	$ 8.29	$ 5.72

Ending value (after expenses)	$1,043.10	$1,039.20	$1,038.70	$1,039.50	$1,041.90	$1,043.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 1/31/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2006, use the calculation method below. To find the value of your investment on August 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 08/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

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Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.92	$ 10.71	$ 10.71	$ 9.45	$ 8.19	$ 5.65

Ending value (after expenses)	$1,018.35	$1,014.57	$1,014.57	$1,015.83	$1,017.09	$1,019.61

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 1/31/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized
expense ratio	1.36%	2.11%	2.11%	1.86%	1.61%	1.11%

Average annualized expense
ratio for Lipper peer group*	1.35%	2.10%	2.10%	1.85%	1.60%	1.10%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

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Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons

Percentage of holdings that change every year

	2005	2004	2003	2002	2001

Putnam Growth
Opportunities Fund	114%	53%	61%	57%	87%

Lipper Large-Cap Growth
Funds category average	106%	85%	93%	98%	94%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 12/31/05.

17

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

18

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Growth Team. Robert Ginsberg and Kelly Morgan are Portfolio Leaders of your fund. The Portfolio Leaders coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Large-Cap Growth Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leaders

The table below shows how much the fund’s current Portfolio Leaders have invested in the fund (in dollar ranges). Information shown is as of January 31, 2006, and January 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Robert Ginsberg	2006	*

Portfolio Leader	N/A

Kelly Morgan	2006					*

Portfolio Leader	N/A

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 1/31/05.

19

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $350,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leaders

Robert Ginsberg is also a Portfolio Leader of Putnam Voyager Fund and a Portfolio Member of Putnam Discovery Growth Fund.

Kelly Morgan is also a Portfolio Leader of Putnam Voyager Fund and Putnam Research Fund.

Robert Ginsberg and Kelly Morgan may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leaders and Portfolio Members

During the year ended January 31, 2006, Robert Ginsberg and Kelly Morgan became Portfolio Leaders and Saba Malak became a Portfolio Member of your fund. These changes followed the departure of Portfolio Leader Brian O’Toole and Portfolio Member David Santos from your fund’s management team. Saba Malak left the team after the reporting period.

20

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of January 31, 2006, and January 31, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006	*

Chief Technology Officer	2005	*

Joshua Brooks	2006	*

Deputy Head of Investments	N/A

William Connolly	2006		*

Head of Retail Management	N/A

Kevin Cronin	2006	*

Head of Investments	2005	*

Charles Haldeman, Jr.	2006				*

President and CEO	2005			*

Amrit Kanwal	2006	*

Chief Financial Officer	2005	*

Steven Krichmar	2006	*

Chief of Operations	2005	*

Francis McNamara, III	2006		*

General Counsel	2005		*

Richard Robie, III	2006	*

Chief Administrative Officer	2005					*

Edward Shadek	2006				*

Deputy Head of Investments	N/A

Sandra Whiston	2006	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 1/31/05.

21

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

22

Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Lipper rankings are based on total return at net asset value and do not reflect sales charges. Funds are ranked among other funds with similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

23

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

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Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 20th percentile in management fees and in the 57th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam

25

funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance

26

of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Growth Funds) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

95th	93rd	96th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 652, 538, and 418 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

The Trustees noted the disappointing performance for your fund for the one-, three- and five- year periods ended December 31, 2004. In this regard, the Trustees considered that Putnam Management replaced the fund’s investment team in March 2005 and has engaged in a thorough review of the fund’s investment model and portfolio construction approach. In addition, the fund has adopted a redesigned investment process which incorporates a blend of quantitative techniques and fundamental analysis.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Large-Cap Growth Funds category for the one-, five-, and ten-year periods ended December 31, 2005, were 70th, 97th, and 78th, respectively. Over the one-, five-, and ten-year periods ended December 31, 2005, the fund ranked 480th out of 687, 457th out of 475, and 123rd out of 158 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

27

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

28

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

29

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

30

The fund’s portfolio 1/31/06 (Unaudited)

COMMON STOCKS (99.5%)*

	Shares	Value

Aerospace and Defense (2.0%)
L-3 Communications Holdings, Inc.	118,200	$9,576,564
Lockheed Martin Corp.	96,200	6,507,930
		16,084,494

Airlines (0.8%)
Southwest Airlines Co.	409,900	6,746,954

Banking (9.6%)
Bank of America Corp.	673,220	29,776,521
Commerce Bancorp, Inc. (S)	364,700	12,195,568
Marshall & Ilsley Corp. (S)	110,900	4,651,146
U.S. Bancorp	677,400	20,261,034
Washington Mutual, Inc.	284,300	12,031,576
		78,915,845

Biotechnology (2.3%)
Amgen, Inc. †	206,000	15,015,340
Genentech, Inc. †	40,900	3,514,128
		18,529,468

Broadcasting (0.5%)
XM Satellite Radio Holdings, Inc. Class A † (S)	152,900	4,002,922

Building Materials (1.5%)
Sherwin Williams Co.	143,500	7,591,150
Vulcan Materials Co.	62,300	4,478,124
		12,069,274

Commercial and Consumer Services (4.3%)
eBay, Inc. †	383,600	16,533,160
Google, Inc. Class A †	15,200	6,585,400
Yahoo!, Inc. †	349,500	12,001,830
		35,120,390

Communications Equipment (4.1%)
Cisco Systems, Inc. †	946,000	17,567,220
Corning, Inc. †	223,000	5,430,050
Qualcomm, Inc.	215,500	10,335,380
		33,332,650

Computers (5.6%)
Apple Computer, Inc. †	187,100	14,127,921
Dell, Inc. †	588,100	17,237,211
EMC Corp. † (S)	1,030,600	13,810,040
		45,175,172

31

COMMON STOCKS (99.5%)* continued

	Shares	Value

Conglomerates (0.9%)
Danaher Corp.	121,900	$6,904,416

Consumer Finance (4.0%)
Capital One Financial Corp. (S)	179,500	14,952,350
Countrywide Financial Corp.	511,500	17,104,560
		32,056,910

Electric Utilities (1.3%)
Exelon Corp.	177,100	10,169,082

Electronics (2.1%)
Freescale Semiconductor, Inc. Class B †	169,780	4,286,945
Microchip Technology, Inc.	113,300	4,249,883
Texas Instruments, Inc.	276,600	8,085,018
		16,621,846

Health Care Services (6.1%)
Cardinal Health, Inc.	162,200	11,684,888
Express Scripts, Inc. † (S)	58,900	5,376,981
HCA, Inc. (S)	107,200	5,261,376
Medco Health Solutions, Inc. †	118,200	6,394,620
UnitedHealth Group, Inc.	217,400	12,917,908
WellPoint, Inc. †	105,100	8,071,680
		49,707,453

Homebuilding (1.2%)
NVR, Inc. †	12,100	9,610,425

Insurance (5.4%)
ACE, Ltd. (Bermuda)	161,300	8,831,175
American International Group, Inc. #	417,300	27,316,458
Everest Re Group, Ltd. (Barbados)	79,400	7,674,010
		43,821,643

Investment Banking/Brokerage (2.1%)
Bear Stearns Cos., Inc. (The) (S)	62,500	7,903,750
Lehman Brothers Holdings, Inc.	64,600	9,073,070
		16,976,820

Leisure (0.6%)
Harley-Davidson, Inc. (S)	95,100	5,090,703

Lodging/Tourism (2.0%)
Las Vegas Sands Corp. † (S)	162,000	8,318,700
Royal Caribbean Cruises, Ltd.	184,600	7,550,140
		15,868,840

Machinery (2.3%)
Caterpillar, Inc.	196,900	13,369,510
Parker-Hannifin Corp.	71,100	5,387,247
		18,756,757

32

COMMON STOCKS (99.5%)* continued

	Shares	Value

Medical Technology (4.2%)
Baxter International, Inc.	273,300	$10,071,105
Becton, Dickinson and Co.	126,200	8,177,760
Medtronic, Inc.	190,200	10,740,594
St. Jude Medical, Inc. †	110,900	5,448,517
		34,437,976

Oil & Gas (8.2%)
Amerada Hess Corp. (S)	65,200	10,092,960
Apache Corp.	126,600	9,562,098
Devon Energy Corp.	110,900	7,564,489
Marathon Oil Corp.	156,600	12,037,842
Occidental Petroleum Corp.	156,600	15,301,386
Valero Energy Corp.	211,300	13,191,459
		67,750,234

Pharmaceuticals (4.9%)
Hospira, Inc. †	93,000	4,161,750
Johnson & Johnson #	411,000	23,648,940
Teva Pharmaceutical Industries, Ltd. ADR (Israel)	83,000	3,538,290
Wyeth	181,800	8,408,250
		39,757,230

Power Producers (0.5%)
AES Corp. (The) †	257,700	4,391,208

Publishing (1.8%)
McGraw-Hill Companies, Inc. (The)	207,100	10,570,384
R. R. Donnelley & Sons Co.	131,400	4,283,640
		14,854,024

Restaurants (2.2%)
Starbucks Corp. † (S)	269,600	8,546,320
Yum! Brands, Inc.	187,500	9,275,625
		17,821,945

Retail (7.5%)
Abercrombie & Fitch Co. Class A	80,700	5,357,673
Best Buy Co., Inc.	158,300	8,019,478
Home Depot, Inc. (The)	300,300	12,177,165
Lowe’s Cos., Inc.	167,100	10,619,205
Michaels Stores, Inc.	160,800	5,407,704
Staples, Inc.	626,400	14,851,944
Whole Foods Market, Inc.	57,300	4,232,751
		60,665,920

Schools (0.5%)
Apollo Group, Inc. Class A † (S)	72,800	4,052,776

Semiconductor (1.0%)
Applied Materials, Inc.	408,300	7,778,115

33

COMMON STOCKS (99.5%)* continued

	Shares	Value
Software (3.2%)
Adobe Systems, Inc.	142,900	$5,675,988
Autodesk, Inc.	135,100	5,483,709
Citrix Systems, Inc. † (S)	109,800	3,386,232
McAfee, Inc. †	158,400	3,673,296
Oracle Corp. †	586,000	7,366,020
		25,585,245

Technology Services (2.5%)
Accenture, Ltd. Class A (Bermuda)	210,700	6,643,371
Automatic Data Processing, Inc.	121,900	5,356,286
Fair Isaac Corp.	69,400	3,075,808
Fiserv, Inc. †	121,900	5,361,162
		20,436,627

Telecommunications (2.1%)
Comcast Corp. Class A (Special) † (S)	225,100	6,239,772
Sprint Nextel Corp.	473,500	10,838,415
		17,078,187

Tobacco (0.7%)
Altria Group, Inc.	79,700	5,765,498

Transportation Services (1.5%)
United Parcel Service, Inc. Class B	158,700	11,888,217

Total common stocks (cost $759,169,953)		$807,825,266

SHORT-TERM INVESTMENTS (7.4%)*

	Principal amount/shares	Value
Putnam Prime Money Market Fund (e)	10,321,093	$10,321,093
Short-term investments held as collateral for
loaned securities with yields ranging from 4.33%
to 4.65% and due dates ranging from
February 1, 2006 to March 24, 2006 (d)	$50,183,162	50,159,130

Total short-term investments (cost $60,480,223)		$60,480,223

TOTAL INVESTMENTS
Total investments (cost $819,650,176)		$868,305,489

* Percentages indicated are based on net assets of $812,248,911.

† Non-income-producing security.

(S) Securities on loan, in part or in entirety, at January 31, 2006.

# A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 2006.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

34

At January 31, 2006, liquid assets totaling $5,135,713 have been designated as collateral for open futures contracts.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

FUTURES CONTRACTS OUTSTANDING at 1/31/06 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

S&P 500 Index (Long)	16	$5,134,400	Mar-06	$(22,460)

The accompanying notes are an integral part of these financial statements.

35

Statement of assets and liabilities 1/31/06 (Unaudited)

ASSETS

Investment in securities, at value, including $48,969,869 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $809,329,083)	$857,984,396
Affiliated issuers (identified cost $10,321,093) (Note 5)	10,321,093

Dividends, interest and other receivables	411,793

Receivable for shares of the fund sold	414,912

Receivable for securities sold	9,875,223

Total assets	879,007,417

LIABILITIES

Payable for variation margin (Note 1)	41,801

Payable for securities purchased	10,382,974

Payable for shares of the fund repurchased	4,135,379

Payable for compensation of Manager (Notes 2 and 5)	773,809

Payable for investor servicing and custodian fees (Note 2)	370,584

Payable for Trustee compensation and expenses (Note 2)	194,588

Payable for administrative services (Note 2)	1,929

Payable for distribution fees (Note 2)	433,814

Collateral on securities loaned, at value (Note 1)	50,159,130

Other accrued expenses	264,498

Total liabilities	66,758,506

Net assets	$812,248,911

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,598,594,593

Distributions in excess of net investment income (Note 1)	(3,392,703)

Accumulated net realized loss on investments (Note 1)	(2,831,585,832)

Net unrealized appreciation of investments	48,632,853

Total — Representing net assets applicable to capital shares outstanding	$812,248,911

(Continued on next page)

36

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($402,158,026 divided by 29,463,736 shares)	$13.65

Offering price per class A share
(100/94.75 of $13.65)*	$14.41

Net asset value and offering price per class B share
($358,159,111 divided by 27,727,008 shares)**	$12.92

Net asset value and offering price per class C share
($32,240,663 divided by 2,464,105 shares)**	$13.08

Net asset value and redemption price per class M share
($11,597,568 divided by 882,316 shares)	$13.14

Offering price per class M share
(100/96.75 of $13.14)*	$13.58

Net asset value, offering price and redemption price per class R share
($72,702 divided by 5,365 shares)	$13.55

Net asset value, offering price and redemption price per class Y share
($8,020,841 divided by 578,083 shares)	$13.87

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

37

Statement of operations Six months ended 1/31/06 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $6,276)	$ 5,205,852

Interest (including interest income of $70,487
from investments in affiliated issuers) (Note 5)	78,458

Securities lending	72,365

Total investment income	5,356,675

EXPENSES

Compensation of Manager (Note 2)	2,858,580

Investor servicing fees (Note 2)	2,683,711

Custodian fees (Note 2)	83,836

Trustee compensation and expenses (Note 2)	20,966

Administrative services (Note 2)	10,720

Distribution fees — Class A (Note 2)	530,720

Distribution fees — Class B (Note 2)	1,942,325

Distribution fees — Class C (Note 2)	170,871

Distribution fees — Class M (Note 2)	46,085

Distribution fees — Class R (Note 2)	158

Other	307,264

Non-recurring costs (Notes 2 and 6)	8,664

Costs assumed by Manager (Notes 2 and 6)	(8,664)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(1,149,257)

Total expenses	7,505,979

Expense reduction (Note 2)	(365,566)

Net expenses	7,140,413

Net investment loss	(1,783,738)

Net realized gain on investments (Notes 1 and 3)	12,275,960

Net realized gain on swap contracts (Note 1)	1,824,051

Net realized gain on futures contracts (Note 1)	359,892

Net unrealized appreciation of investments, futures contracts
and swap contracts during the period	19,831,183

Net gain on investments	34,291,086

Net increase in net assets resulting from operations	$32,507,348

The accompanying notes are an integral part of these financial statements.

38

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	1/31/06*	7/31/05

Operations:
Net investment income (loss)	$ (1,783,738)	$ 2,416,340

Net realized gain on investments	14,459,903	62,188,992

Net unrealized appreciation of investments	19,831,183	38,732,879

Net increase in net assets resulting from operations	32,507,348	103,338,211

Distributions to shareholders: (Note 1)

From net investment income

Class A	(3,602,475)	—

Class B	(206,896)	—

Class C	(20,815)	—

Class M	(37,744)	—

Class R	(572)	—

Class Y	(89,813)	—

Redemption fees (Note 1)	474	4,186

Decrease from capital share transactions (Note 4)	(151,998,684)	(457,756,325)

Total decrease in net assets	(123,449,177)	(354,413,928)

NET ASSETS

Beginning of period	935,698,088	1,290,112,016

End of period (including distributions in excess of
net investment income of $3,392,703 and undistributed
net investment income of $2,349,350, respectively)	$ 812,248,911	$ 935,698,088

* Unaudited.

The accompanying notes are an integral part of these financial statements.

39

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01

Net asset value,
beginning of period	$13.20	$11.94	$11.75	$10.90	$16.23	$29.58

Investment operations:
Net investment
income (loss) (a)	—(d,e)	.07(d,f,g)	(.03)(d)	(.01)	(.05)	(.11)

Net realized and unrealized
gain (loss) on investments	.57	1.19	.22	.86	(5.28)	(13.24)

Total from
investment operations	.57	1.26	.19	.85	(5.33)	(13.35)

Less distributions:
From net investment income (.12)		—	—	—	—	—

Total distributions	(.12)	—	—	—	—	—

Redemption fees	—(e)	—(e)	—(e)	—	—	—

Net asset value,
end of period	$13.65	$13.20	$11.94	$11.75	$10.90	$16.23

Total return at
net asset value (%)(b)	4.31*	10.55(f )	1.62	7.80	(32.84)	(45.13)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$402,158	$451,245	$625,338	$958,644	$1,135,783	$2,110,835

Ratio of expenses to
average net assets (%)(c)	.68*(d)	1.37(d)	1.34(d)	1.25	1.12	.99

Ratio of net investment income
(loss) to average net assets (%)	(.02)*(d)	.60(d,f,g)	(.26)(d)	(.10)	(.34)	(.49)

Portfolio turnover (%)	46.92*	114.18	53.05	61.18	56.67	87.48

* Not annualized.

** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and July 31, 2004 reflect a reduction of 0.13%, 0.08% and less than 0.01%, respectively, of average net assets for class A shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.07% of average net assets for class A shares (Note 6).

(g) Reflects a special dividend received by the fund which amounted to $0.09 per share and 0.70% of average net assets for class A shares.

The accompanying notes are an integral part of these financial statements.

40

Financial highlights (For a common share outstanding throughout the period)

CLASS B

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01

Net asset value,
beginning of period	$12.44	$11.34	$11.24	$10.51	$15.76	$28.94

Investment operations:
Net investment loss (a)	(.05)(d)	(.02)(d,f,g)	(.12)(d)	(.09)	(.15)	(.27)

Net realized and unrealized
gain (loss) on investments	.54	1.12	.22	.82	(5.10)	(12.91)

Total from
investment operations	.49	1.10	.10	.73	(5.25)	(13.18)

Less distributions:
From net investment income	(.01)	—	—	—	—	—

Total distributions	(.01)	—	—	—	—	—

Redemption fees	—(e)	—(e)	—(e)	—	—	—

Net asset value,
end of period	$12.92	$12.44	$11.34	$11.24	$10.51	$15.76

Total return at
net asset value (%)(b)	3.92*	9.70(f )	.89	6.95	(33.31)	(45.54)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$358,159	$425,258	$561,591	$771,151	$890,130	$1,822,567

Ratio of expenses to
average net assets (%)(c)	1.06*(d)	2.12(d)	2.09(d)	2.00	1.87	1.74

Ratio of net investment
loss to average net assets (%)	(.40)*(d)	(.17)(d,f,g)	(1.01)(d)	(.85)	(1.09)	(1.25)

Portfolio turnover (%)	46.92*	114.18	53.05	61.18	56.67	87.48

* Not annualized.

** Unaudited.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and July 31, 2004 reflect a reduction of 0.13%, 0.08% and less than 0.01%, respectively, of average net assets for class B shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.08% of average net assets for class B shares (Note 6).

(g) Reflects a special dividend received by the fund which amounted to $0.08 per share and 0.69% of average net assets for class B shares.

The accompanying notes are an integral part of these financial statements.

41

Financial highlights (For a common share outstanding throughout the period)

CLASS C

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01

Net asset value,
beginning of period	$12.60	$11.48	$11.39	$10.65	$15.96	$29.32

Investment operations:
Net investment loss (a)	(.05)(d)	(.02)(d,f,g)	(.12)(d)	(.09)	(.15)	(.27)

Net realized and unrealized
gain (loss) on investments	.54	1.14	.21	.83	(5.16)	(13.09)

Total from
investment operations	.49	1.12	.09	.74	(5.31)	(13.36)

Less distributions:
From net investment income	(.01)	—	—	—	—	—

Total distributions	(.01)	—	—	—	—	—

Redemption fees	—(e)	—(e)	—(e)	—	—	—

Net asset value,
end of period	$13.08	$12.60	$11.48	$11.39	$10.65	$15.96

Total return at
net asset value (%)(b)	3.87*	9.76(f )	.79	6.95	(33.27)	(45.57)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$32,241	$36,807	$50,249	$82,977	$98,836	$212,621

Ratio of expenses to
average net assets (%)(c)	1.06*(d)	2.12(d)	2.09(d)	2.00	1.87	1.74

Ratio of net investment
loss to average net assets (%)	(.40)*(d)	(.15)(d,f,g)	(1.01)(d)	(.85)	(1.09)	(1.24)

Portfolio turnover (%)	46.92*	114.18	53.05	61.18	56.67	87.48

* Not annualized.

** Unaudited.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and July 31, 2004 reflect a reduction of 0.13%, 0.08% and less than 0.01%, respectively, of average net assets for class C shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.07% of average net assets for class C shares (Note 6).

(g) Reflects a special dividend received by the fund which amounted to $0.08 per share and 0.70% of average net assets for class C shares.

The accompanying notes are an integral part of these financial statements.

42

Financial highlights (For a common share outstanding throughout the period)

CLASS M

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01

Net asset value,
beginning of period	$12.68	$11.52	$11.40	$10.63	$15.90	$29.15

Investment operations:
Net investment
income (loss) (a)	(.03)(d)	.02(d,f,g)	(.09)(d)	(.06)	(.11)	(.22)

Net realized and unrealized
gain (loss) on investments	.53	1.14	.21	.83	(5.16)	(13.03)

Total from
investment operations	.50	1.16	.12	.77	(5.27)	(13.25)

Less distributions:
From net investment income	(.04)	—	—	—	—	—

Total distributions	(.04)	—	—	—	—	—

Redemption fees	—(e)	—(e)	—(e)	—	—	—

Net asset value,
end of period	$13.14	$12.68	$11.52	$11.40	$10.63	$15.90

Total return at
net asset value (%)(b)	3.95*	10.07(f )	1.05	7.24	(33.14)	(45.46)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$11,598	$13,271	$19,795	$30,905	$37,290	$80,815

Ratio of expenses to
average net assets (%)(c)	.94*(d)	1.87(d)	1.84(d)	1.75	1.62	1.49

Ratio of net investment income
(loss) to average net assets (%)	(.27)*(d)	.13(d,f,g)	(.76)(d)	(.60)	(.84)	(1.00)

Portfolio turnover (%)	46.92*	114.18	53.05	61.18	56.67	87.48

* Not annualized.

** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and July 31, 2004 reflect a reduction of 0.13%, 0.08% and less than 0.01%, respectively, of average net assets for class M shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.07% of average net assets for class M shares (Note 6).

(g) Reflects a special dividend received by the fund which amounted to $0.09 per share and 0.74% of average net assets of class M shares.

The accompanying notes are an integral part of these financial statements.

43

Financial highlights (For a common share outstanding throughout the period)

CLASS R

PER-SHARE OPERATING PERFORMANCE

	Six months			Period
	ended**	Year ended		1/21/03†-
	1/31/06	7/31/05	7/31/04	7/31/03

Net asset value,
beginning of period	$13.12	$11.90	$11.74	$10.58

Investment operations:
Net investment loss (a)	(.02)(d)	(.01)(d,f,g)	(.06)(d)	(.02)

Net realized and unrealized
gain on investments	.57	1.23	.22	1.18

Total from
investment operations	.55	1.22	.16	1.16

Less distributions:
From net investment income	(.12)	—	—	—

Total distributions	(.12)	—	—	—

Redemption fees	—(e)	—(e)	—	—

Net asset value,
end of period	$13.55	$13.12	$11.90	$11.74

Total return at
net asset value (%)(b)	4.19*	10.25(f )	1.36	10.96*

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$73	$55	$5	$1

Ratio of expenses to
average net assets (%)(c)	.81*(d)	1.62(d)	1.59(d)	.79*

Ratio of net investment
loss to average net assets (%)	(.16)*(d)	(.11)(d,f,g)	(.53)(d)	(.18)*

Portfolio turnover (%)	46.92*	114.18	53.05	61.18

† Commencement of operations.

* Not annualized.

** Unaudited.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and July 31, 2004 reflect a reduction of 0.13%, 0.08% and less than 0.01%, respectively, of average net assets for class R shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.11% of average net assets for class R shares (Note 6).

(g) Reflects a special dividend received by the fund which amounted to $0.04 per share and 0.32% of average net assets for class R shares.

The accompanying notes are an integral part of these financial statements.

44

Financial highlights (For a common share outstanding throughout the period)

CLASS Y

PER-SHARE OPERATING PERFORMANCE

	Six months ended**		Year ended
	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01

Net asset value,
beginning of period	$13.44	$12.12	$11.90	$11.01	$16.35	$29.73

Investment operations:
Net investment
income (loss) (a)	.01(d)	.10(d,f,g)	—(d,e)	.02	(.01)	(.04)

Net realized and unrealized
gain (loss) on investments	.58	1.22	.22	.87	(5.33)	(13.34)

Total from
investment operations	.59	1.32	.22	.89	(5.34)	(13.38)

Less distributions:
From net investment income	(.16)	—	—	—	—	—

Total distributions	(.16)	—	—	—	—	—

Redemption fees	—(e)	—(e)	—(e)	—	—	—

Net asset value,
end of period	$13.87	$13.44	$12.12	$11.90	$11.01	$16.35

Total return at
net asset value (%)(b)	4.37*	10.89(f )	1.85	8.08	(32.66)	(45.01)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$8,021	$9,062	$33,135	$96,373	$101,137	$156,203

Ratio of expenses to
average net assets (%)(c)	.56*(d)	1.12(d)	1.09(d)	1.00	.87	.74

Ratio of net investment income
(loss) to average net assets (%)	.11*(d)	.77(d,f,g)	—(d,h)	.14	(.09)	(.20)

Portfolio turnover (%)	46.92*	114.18	53.05	61.18	56.67	87.48

* Not annualized.

** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and July 31, 2004 reflect a reduction of 0.13%, 0.08% and less than 0.01%, respectively, of average net assets for class Y shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.05% of average net assets for class Y shares (Note 6).

(g) Reflects a special dividend received by the fund which amounted to $0.08 per share and 0.60% of average net assets for class Y shares.

(h) Amount represents less than 0.01% ..

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/06 (Unaudited)

Note 1: Significant accounting policies

Putnam Growth Opportunities Fund (the “fund”), is one of a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing in a portfolio primarily consisting of common stocks of a relatively small number of very large U.S. companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes are fast-growing and whose earnings are likely to increase over time.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported— as in the case of some securities traded over-the-counter— a security is valued at its last reported bid price. Many securities markets and exchanges outside

46

the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree

47

to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At January 31, 2006, the value of securities loaned amounted to $48,969,869. The fund received cash collateral of $50,159,130 which is pooled with collateral of other Putnam funds into 22 issues of high grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2005, the fund had a capital loss carryover of $2,845,250,548 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 28,217,748	July 31, 2008

32,873,774	July 31, 2009

2,010,452,849	July 31, 2010

773,706,177	July 31, 2011

The aggregate identified cost on a tax basis is $820,445,363 resulting in gross unrealized appreciation and depreciation of $75,996,551 and $28,136,425, respectively, or net unrealized appreciation of $47,860,126.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of

48

income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended January 31, 2006, Putnam Management waived $1,145,969 of its management fee from the fund.

For the period ended January 31, 2006, Putnam Management has assumed $8,664 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended January 31, 2006, the fund incurred $2,767,547 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended January 31, 2006, the fund’s expenses were reduced by $365,566 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $396, as a quarterly retainer, has been allocated to the fund, and an

49

additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended January 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $15,493 and $427 from the sale of class A and class M shares, respectively, and received $275,608 and $959 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2006, Putnam Retail Management, acting as underwriter, received $5 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended January 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $402,668,242 and $552,257,452, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At January 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

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CLASS A	Shares	Amount

Six months ended 1/31/06:
Shares sold	3,082,355	$ 40,729,154

Shares issued
in connection
with reinvestment
of distributions	256,136	3,457,832

	3,338,491	44,186,986

Shares
repurchased	(8,053,103)	(106,582,697)

Net decrease	(4,714,612)	$ (62,395,711)

Year ended 7/31/05:
Shares sold	5,625,026	$ 69,859,407

Shares issued
in connection
with reinvestment
of distributions	—	—

	5,625,026	69,859,407

Shares
repurchased	(23,813,219)	(296,208,619)

Net decrease	(18,188,193)	$(226,349,212)

CLASS B	Shares	Amount

Six months ended 1/31/06:
Shares sold	599,573	$ 7,500,590

Shares issued
in connection
with reinvestment
of distributions	15,368	196,560

	614,941	7,697,150

Shares
repurchased	(7,072,193)	(88,136,824)

Net decrease	(6,457,252)	$ (80,439,674)

Year ended 7/31/05:
Shares sold	1,708,259	$ 20,081,548

Shares issued
in connection
with reinvestment
of distributions	—	—

	1,708,259	20,081,548

Shares
repurchased	(17,060,517)	(200,715,324)

Net decrease	(15,352,258)	$(180,633,776)

CLASS C	Shares	Amount

Six months ended 1/31/06:
Shares sold	107,785	$ 1,358,501

Shares issued
in connection
with reinvestment
of distributions	1,444	18,719

	109,229	1,377,220

Shares
repurchased	(566,033)	(7,154,374)

Net decrease	(456,804)	$ (5,777,154)

Year ended 7/31/05:
Shares sold	261,675	$ 3,136,656

Shares issued
in connection
with reinvestment
of distributions	—	—

	261,675	3,136,656

Shares
repurchased	(1,716,423)	(20,489,020)

Net decrease	(1,454,748)	$(17,352,364)

CLASS M	Shares	Amount

Six months ended 1/31/06:
Shares sold	26,583	$ 337,338

Shares issued
in connection
with reinvestment
of distributions	2,820	36,687

	29,403	374,025

Shares
repurchased	(194,031)	(2,458,809)

Net decrease	(164,628)	$(2,084,784)

Year ended 7/31/05:
Shares sold	116,971	$ 1,402,408

Shares issued
in connection
with reinvestment
of distributions	—	—

	116,971	1,402,408

Shares
repurchased	(787,779)	(9,511,386)

Net decrease	(670,808)	$(8,108,978)

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CLASS R	Shares	Amount

Six months ended 1/31/06:
Shares sold	1,117	$14,777

Shares issued
in connection
with reinvestment
of distributions	43	572

	1,160	15,349

Shares
repurchased	(3)	(37)

Net increase	1,157	$15,312

Year ended 7/31/05:
Shares sold	3,953	$50,151

Shares issued
in connection
with reinvestment
of distributions	—	—

	3,953	50,151

Shares
repurchased	(130)	(1,689)

Net increase	3,823	$48,462

CLASS Y	Shares	Amount

Six months ended 1/31/06:
Shares sold	69,820	$ 946,055

Shares issued
in connection
with reinvestment
of distributions	6,546	89,813

	76,366	1,035,868

Shares
repurchased	(172,563)	(2,352,541)

Net decrease	(96,197)	$ (1,316,673)

Year ended 7/31/05:
Shares sold	299,855	$ 3,780,039

Shares issued
in connection
with reinvestment
of distributions	—	—

	299,855	3,780,039

Shares
repurchased	(2,358,387)	(29,140,496)

Net decrease	(2,058,532)	$(25,360,457)

Note 5: Investment in Putnam Prime
Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended January 31, 2006, management fees paid were reduced by $3,288 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $70,487 for the period ended January 31, 2006. During the period ended January 31, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $131,102,756 and $131,405,434, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for

52

numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $808,420 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. In March 2006, the fund recorded a receivable of $676,093 from Putnam Investments in connection with this matter. Review of the matter is ongoing and the amount received by the fund may be adjusted in the future. Such adjustment is not expected to be material.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

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Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Growth group for the year ended January 31, 2006. The other Putnam mutual funds in this group are Putnam Voyager Fund, Putnam VT Growth Opportunities Fund, and Putnam VT Voyager Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Growth group are (in descending order) Goldman Sachs, Citigroup Global Markets, Credit Suisse First Boston, Lehman Brothers, and Deutsche Bank Securities. Commissions paid to these firms together represented approximately 50% of the total brokerage commissions paid for the year ended January 31, 2006.

Commissions paid to the next 10 firms together represented approximately 33% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, CIBC World Markets, JP Morgan Clearing, Lazard Freres & Co., Merrill Lynch, Morgan Stanley Dean Witter, RBC Capital Markets, UBS Warburg, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

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Putnam puts your
interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) ..*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2006, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 2% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25% .

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Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109
Custodian
Putnam Fiduciary
Trust Company
Legal Counsel
Ropes & Gray LLP
Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President
Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer
Jonathan S. Horwitz
Senior Vice President
and Treasurer
Steven D. Krichmar
Vice President and
Principal Financial Officer
Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer
Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison
Beth S. Mazor
Vice President
James P. Pappas
Vice President
Richard S. Robie, III
Vice President

Francis J. McNamara, III
Vice President and
Chief Legal Officer
Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer
Mark C. Trenchard
Vice President and
BSA Compliance Officer
Judith Cohen
Vice President, Clerk and
Assistant Treasurer
Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk
Nancy E. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of Putnam Growth Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

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PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA061 231700 3/06

Putnam Research Fund

1|31|06

Semiannual Report

PUTNAM INVESTMENTS

BLEND FUNDS
invest opportunistically
in a variety of stocks,
such as growth stocks
and value stocks.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Research Fund

1| 31| 06 Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	14
Portfolio turnover	16
Risk	17
Your fund’s management	18
Terms and definitions	21
Trustee approval of management contract	23
Other information for shareholders	28
Financial statements	29
Brokerage commissions	60

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder

The performance of U.S. financial markets in the early weeks of 2006 suggests that investors remain generally optimistic this year. Stocks have advanced briskly while bonds have remained subdued. We consider these results typical of an expanding economy capable of generating both profits and inflation. As is often the case, the fundamental data painted a more conflicted picture than the market’s movements. In the final months of 2005, the economic growth rate slipped to a low level of 1.1%, according to initial estimates. Nevertheless, labor market conditions have strengthened, and energy prices, though elevated, did not spike in the winter months, thanks in part to mild winter weather in many regions of the country. Inflationary pressures remain contained, to borrow the terminology of the U.S. Federal Reserve Board (the Fed). At its January 31 meeting, marking the end of former Chairman Alan Greenspan’s 18 years of service, the Fed again raised interest rates, but hinted that the end of this tightening cycle might not be far away. Whatever the course the economy and monetary policy take in coming months, in our view it is fortunate that the Fed’s new Chairman, Ben Bernanke, like his predecessor, regards the Fed’s role in pursuing both price stability and economic growth as essential to encouraging investment.

Although there is no guarantee a fund will achieve its objectives, we believe that the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors. We want you to know that Putnam Investments, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on delivering consistent, dependable, superior investment performance over time.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds.

Putnam Research Fund: building a portfolio of “best ideas”

Research is at the heart of investing. Whether it is undertaken by Wall Street firms or by Putnam’s in-house analysts, investment managers use research to assess whether a company’s stock is undervalued, overvalued, or on target at its current market price. One approach to determining a company’s worth is to measure its tangible assets, such as physical plants or inventory. Other measures of worth are less quantifiable and may involve the evaluation of the company’s long-term competitive advantage, the expertise of its management team, or the success of its research and development efforts.

Analysts consider these factors along with financial yardsticks such as the price-to-earnings ratio and earnings growth. By digging deep into the information available, analysts work to develop a set of expectations about the financial and competitive health of a specific company versus other firms in the industry — both in the United States and within the broader global marketplace. Of course, there is no foolproof way to uncover all information about a company, and the unexpected can always occur.

Putnam’s Global Equity Research Team includes more than 40 analysts, each of whom specializes in a sector and its component industries. Team members gather information from on-site interviews with company management and through meetings with sources who provide additional information

Putnam Research Fund holdings have spanned sectors and industries over time.

about the company’s true worth and likely future direction.

By including Putnam Research Fund as part of your balanced portfolio, you are investing in what could be called a “best ideas” fund: it represents the select stock picks of the Global Equity Research Team incorporated into a single portfolio, regardless of investment style (growth or value). Each stock pick represents a specialized and comprehensive view of a company — a view that a focused, dedicated analyst can uncover.

This fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Putnam’s research
analysts specialize in
sectors and industries

Consumer Broadcasting, lodging/
tourism, department stores, retail,
electronics, food, household goods,
homebuilding, restaurants

Energy Integrated oil and gas, drilling,
exploration, equipment, services

Financials Banking, brokerage,
consumer finance, insurance, real estate
investment trusts, mortgage finance

Health care Biotechnology, equip-
ment, pharmaceuticals, services

Industrials Aerospace and defense,
construction and farm machinery,
electrical components, office services

Technology Computer hardware/
software, semiconductors, services

Materials Gold, metals, paper products/
packaging, specialty chemicals, steel

Telecommunications Alternative
carriers, wireless services

Utilities Electric utilities, gas utilities,
independent power producers

Putnam Research Fund seeks capital appreciation by investing primarily in common stocks recommended by analysts within Putnam’s Global Equity Research Team. The portfolio typically invests in large U.S.-based companies believed to offer strong growth potential and may contain both growth and value stocks. The fund may be appropriate for investors seeking growth of capital.

Highlights

* For the six months ended January 31, 2006, Putnam Research Fund’s class A shares returned
2.36% without sales charges.

* The fund’s benchmark, the S&P 500 Index, returned 4.68% .

* The average return for the fund’s Lipper category, Large-Cap Core Funds, was 5.09% .

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance

Total return for class A shares for periods ended 1/31/06

Since the fund’s inception (10/2/95), average annual return is 9.74% at NAV and 9.17% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	8.94%	8.36%	135.48%	123.11%

5 years	–2.58	–3.63	–12.26	–16.86

3 years	14.22	12.20	49.03	41.26

1 year	8.97	3.28	8.97	3.28

6 months	—	—	2.36	–3.00

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The period in review

For the six months ended January 31, 2006, your fund’s return at net asset value (NAV, or without sales charges), while positive, lagged both the average return for funds in its Lipper peer group and the return of its benchmark, the S&P 500 Index. The primary reason behind the underperformance was unfavorable stock selection within the consumer finance and household products industries. Select holdings in health care and energy helped boost returns somewhat, but could not offset the weakness and unforeseen difficulties that beset other stocks held during the period. In several cases, however, we believe that the challenges these companies are facing are only short-term setbacks, and that they still offer attractive opportunities over the long term.

Market overview

During the six-month period, U.S. stock markets advanced, but only moderately. The domestic economy and investor sentiment maintained their recent pattern of up and down swings. U.S. financial markets continued to feel the impact of surging oil prices and the devastation on the U.S. Gulf Coast caused by hurricanes Katrina and Rita, but on the positive side, the economy continued to expand, job creation improved, and corporate profits were generally solid.

At the beginning of the period, encouraging economic data gave a lift to equity markets by spurring investors’ optimism that the Federal Reserve Board (the Fed) might be nearing the end of its program of interest-rate increases. This proved to be wishful thinking; the Fed continued its tightening campaign throughout the period, bringing the federal funds rate up to 4.50% — its highest level in 4 years — by the end of the period. Oil continued, though, to be a more significant factor behind market volatility, depressing stocks when prices surpassed $60 a barrel in October. When oil prices moderated in November, it spurred an upturn in the market. Despite healthy economic numbers and sentiment indicators, nervousness about possible threats ranging from avian flu to a bursting housing bubble to future oil-price increases prevented investors from mounting a sustained year-end rally. As 2006 began, however, investors were buoyed by a spate of healthy corporate earnings and news that fourth-quarter GDP (Gross Domestic Product) had slowed to an annual rate of 1.1% . These developments renewed hopes that an end to the Fed’s long tightening cycle might be approaching as newly announced Chairman Ben Bernanke took the helm.

Strategy overview

The fund invests in stocks that represent the strongest ideas of Putnam’s global equity research analysts. The portfolio typically consists of large U.S. companies believed to be worth more than their current stock prices indicate. Holdings can include growth and value stocks without a bias toward either style.

When discussing the strategy of your fund, it is important to remember that changes in the economic or market environment generally do not affect our decision-making process. Our strategy remains fairly constant throughout all market conditions. We take a bottom-up approach to stock selection, focusing on each individual company, the valuation of its stock, and our assessment of its potential to deliver stronger performance than other companies in its industry. The analysts who manage your fund are grouped into sector teams, analyzing stocks in each sector of the fund’s benchmark, the S&P 500 Index. Each team seeks to identify stocks that we believe

Market sector performance
These indexes provide an overview of performance in different market sectors for the six months ended 1/31/06.

Equities
S&P 500 Index (broad stock market)	4.68%

Russell 3000 Growth Index (multi-cap growth stocks)	4.51%

Russell 3000 Value Index (multi-cap value stocks)	6.22%

Russell 2000 Index (small-company stocks)	8.50%

Bonds
Lehman Aggregate Bond Index (broad bond market)	0.84%

Lehman Government Bond Index (U.S. Treasury and agency securities)	0.77%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	1.83%

have the potential to appreciate well above their current stock prices.

We do not make “sector bets,” buying and selling stocks based on how an entire sector is expected to perform. Rather, we select stocks after careful analysis of each individual company. The number of companies we choose within each industry sector does, however, result in stock and sector weightings that may be noticeably greater or smaller than those of the benchmark index.

Your fund’s holdings

Stock selection among energy, oil, and gas exploration and production companies made the greatest contribution to fund returns for the semiannual period, with Marathon Oil, Amerada Hess, and Burlington Resources the top performers. Marathon Oil, a major U.S. oil refining and exploration company, benefited from improved industry margins as already tight capacity was further restrained by hurricanes Katrina and Rita. Amerada Hess’s strong results were amplified by new management strategies, implemented throughout the corporation to improve its profitability. Shares of Burlington Resources, a leading independent oil and gas company and producer of natural gas, rose as a result of talks regarding its acquisition by ConocoPhillips. We sold our position, taking profits.

Other holdings that boosted returns during the period were Cardinal Health and Las Vegas Sands. Shares of Cardinal

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

Health, one of the largest U.S. distributors of pharmaceuticals and other medical supplies, rose late in the period after its quarterly results, fueled by growth in its drug distribution and hospital automation products, exceeded analysts’ average estimates and forecasts. The fund’s overweight position (relative to the benchmark) in this health-care services giant had a positive impact. The Las Vegas Sands Corporation, which owns and operates hotels and casinos, reported exceptional quarterly results due in part to its expansion in non-U.S. locations, which caused its shares to appreciate.

One of the largest detractors from performance was travel and real estate conglomerate Cendant, which missed third-quarter earnings targets and projected lower earnings for the coming year. The company has been embroiled in several legal issues, which also contributed to its stock’s downturn. We believe this is a temporary situation and maintain a position in the stock.

In the information technology area, several holdings underperformed expectations. Computer-maker Dell delivered two sets of disappointing quarterly results and its stock was duly punished. We believe that this company’s low-capital, high-cash-flow business is still appealing, however, and maintain a somewhat reduced position. Shares of printer manufacturer Lexmark slumped after the company cut its third-quarter profit forecast due to lower-than-expected revenues from

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 1/31/06. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Industry
Bank of America Corp. (3.2%)	Banking

Chevron Corp. (2.7%)	Oil and gas

American International Group, Inc. (2.4%)	Insurance

Johnson & Johnson (2.3%)	Pharmaceuticals

Wells Fargo & Co. (1.9%)	Banking

Occidental Petroleum Corp. (1.9%)	Oil and gas

Sprint Nextel Corp. (1.9%)	Telecommunications

Altria Group, Inc. (1.9%)	Tobacco

Tyco International, Ltd. (Bermuda) (1.7%)	Conglomerates

Commerce Bancorp, Inc. (1.7%)	Banking

laser and inkjet printer supplies. We eliminated the fund’s position in this stock. Underweighting Apple also hurt fund results as the company’s shares continued to rise, boosted by upbeat analysts’ reports. Losses in the information technology sector were mitigated somewhat by the fund’s overweight position in LAM Research. Increasing consumer demand for semiconductor equipment and additional market gains in Japan and Taiwan were key performance drivers for this company. Shares climbed throughout the period, receiving a significant boost after the company posted fourth-quarter earnings and revenues exceeded analysts’ expectations.

Weak financial holdings, especially mortgage originator Countrywide Financial, also hindered results. The company’s stock price declined throughout the period, reflecting investor concerns over the impact of rising interest rates. We have maintained our position due to our belief the company is continuing to gain mortgage-origination market share and that the economic impact is temporary. One bright spot in the financial area was our position in investment banking/brokerage company, Bear Stearns, whose stock rose on stronger-than-expected earnings.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Our market strategists believe that ongoing interest-rate increases, slowing economic and earnings growth, and investors’ aversion to added risk will constrain market returns going forward. Leading economic indicators have softened, indicating that Fed policy is beginning to affect the pace of economic activity. As always, when we consider the outlook for your fund, we are more concerned with the long-term potential of individual companies than with short-term developments in the economy or the markets. We believe investors’ long-term goals are best served by our bottom-up approach to stock selection, which relies heavily on fundamental and quantitative research and analysis. We have made adjustments to the portfolio that are intended to combine a balance of steady growth stocks combined with turnaround stories. The team sees opportunities in a number of areas, including computers, specialty retail, metals, commercial banking, and Internet services; the team believes that fewer opportunities exist in lodging and tourism, electronics, and consumer finance.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Your fund’s performance

This section shows your fund’s performance during the first half of its fiscal year, which ended January 31, 2006. In accordance with regulatory requirements for mutual funds, we also include performance for the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581.

Fund performance (Total return for periods ended 1/31/06)

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(4/4/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.74%	9.17%	8.86%	8.86%	8.92%	8.92%	9.19%	8.85%	9.47%	9.90%

10 years	135.48	123.11	117.22	117.22	118.44	118.44	124.09	116.79	129.80	139.05
Annual average	8.94	8.36	8.07	8.07	8.13	8.13	8.40	8.04	8.68	9.11

5 years	–12.26	–16.86	–15.52	–17.21	–15.49	–15.49	–14.40	–17.17	–13.30	–11.12
Annual average	–2.58	–3.63	–3.32	–3.71	–3.31	–3.31	–3.06	–3.70	–2.81	–2.33

3 years	49.03	41.26	45.64	42.64	45.67	45.67	46.82	42.02	47.95	50.06
Annual average	14.22	12.20	13.35	12.57	13.36	13.36	13.66	12.40	13.95	14.49

1 year	8.97	3.28	8.17	3.17	8.19	7.19	8.48	4.98	8.71	9.28

6 months	2.36	–3.00	1.96	–3.04	2.02	1.02	2.14	–1.17	2.24	2.48

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares. For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Fund price and distribution information
For the six-month period ended 1/31/06

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	—		1	1

Income	$0.041		—	—	—		$0.013	$0.081

Capital gains	—		—	—	—		—	—

Total	$0.041		—	—	—		$0.013	$0.081

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/05	$14.49	$15.29	$13.77	$13.85	$14.03	$14.50	$14.44	$14.62

1/31/06	14.79	15.61	14.04	14.13	14.33	14.81	14.75	14.90

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

Comparative index returns
For periods ended 1/31/06

		Lipper Large-Cap
	S&P 500	Core Funds
	Index	category average*

Annual average
(life of fund)	9.72%	8.17%

10 years	136.62	111.02
Annual average	8.99	7.58

5 years	1.86	–3.58
Annual average	0.37	–0.87

3 years	57.79	50.87
Annual average	16.42	14.62

1 year	10.38	10.35

6 months	4.68	5.09

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 1/31/06, there were 925, 889, 766, 620, and 234 funds, respectively, in this Lipper category

Fund performance for most recent calendar quarter

Total return for periods ended 12/31/05

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(4/4/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.60%	9.02%	8.72%	8.72%	8.78%	8.78%	9.04%	8.70%	9.33%	9.75%

10 years	136.08	123.63	117.88	117.88	118.97	118.97	124.61	117.34	130.43	139.54
Annual average	8.97	8.38	8.10	8.10	8.15	8.15	8.43	8.07	8.71	9.13

5 years	–10.84	–15.54	–14.11	–15.82	–14.14	–14.14	–13.07	–15.89	–11.87	–9.74
Annual average	–2.27	–3.32	–3.00	–3.39	–3.00	–3.00	–2.76	–3.40	–2.49	–2.03

3 years	41.25	33.86	38.15	35.15	38.12	38.12	39.05	34.52	40.31	42.31
Annual average	12.20	10.21	11.37	10.56	11.37	11.37	11.62	10.39	11.95	12.48

1 year	4.92	–0.61	4.16	–0.84	4.14	3.14	4.39	1.01	4.73	5.17

6 months	4.32	–1.15	3.93	–1.07	3.90	2.90	4.08	0.72	4.20	4.42

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Research Fund from August 1, 2005, to January 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.76	$ 9.57	$ 9.57	$ 8.30	$ 7.03	$ 4.49

Ending value (after expenses)	$1,023.60	$1,019.60	$1,020.20	$1,021.40	$1,022.40	$1,024.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 1/31/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2006, use the calculation method below. To find the value of your investment on August 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 08/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.75	$ 9.55	$ 9.55	$ 8.29	$ 7.02	$ 4.48

Ending value (after expenses)	$1,019.51	$1,015.73	$1,015.73	$1,016.99	$1,018.25	$1,020.77

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 1/31/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Your fund’s annualized
expense ratio	1.13%	1.88%	1.88%	1.63%	1.38%	0.88%

Average annualized expense
ratio for Lipper peer group*	1.28%	2.03%	2.03%	1.78%	1.53%	1.03%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002	2001
Putnam Research Fund	113%	102%	132%	150%	163%

Lipper Large-Cap Core Funds
category average	72%	72%	80%	88%	94%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 12/31/05.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Global Equity Research Team. Joshua Brooks and Kelly Morgan are Portfolio Leaders and Mark Bogar, John Coffey, and Charles Dane are Portfolio Members of your fund. The Portfolio Leaders and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Global Equity Research Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leaders and Portfolio Members

The table below shows how much the fund’s current Portfolio Leaders and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of January 31, 2006, and January 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Joshua Brooks	2006					*

Portfolio Leader	2005					*

Kelly Morgan	2006					*

Portfolio Leader	2005					*

Mark Bogar	2006			*

Portfolio Member	2005			*

John Coffey	2006			*

Portfolio Member	2005	*

Charles Dane	2006				*

Portfolio Member	2005			*

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $1,800,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officers of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leaders and Portfolio Members

Joshua Brooks is also a Portfolio Member of The Putnam Fund for Growth and Income.

Kelly Morgan is also a Portfolio Leader of Putnam Growth Opportunities Fund and Putnam Voyager Fund.

Mark Bogar is also a Portfolio Member of Putnam Global Equity Fund.

Joshua Brooks, Kelly Morgan, Mark Bogar, John Coffey, and Charles Dane may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leaders and Portfolio Members

Your fund’s Portfolio Leaders and Portfolio Members did not change during the year ended January 31, 2006.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of January 31, 2006, and January 31, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006	*

Chief Technology Officer	2005	*

Joshua Brooks	2006					*

Deputy Head of Investments	N/A

William Connolly	2006	*

Head of Retail Management	N/A

Kevin Cronin	2006	*

Head of Investments	2005	*

Charles Haldeman, Jr.	2006			*

President and CEO	2005			*

Amrit Kanwal	2006				*

Chief Financial Officer	2005			*

Steven Krichmar	2006				*

Chief of Operations	2005					*

Francis McNamara, III	2006		*

General Counsel	2005		*

Richard Robie, III	2006	*

Chief Administrative Officer	2005	*

Edward Shadek	2006		*

Deputy Head of Investments	N/A

Sandra Whiston	2006	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 1/31/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

Russell 3000 Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

Russell 3000 Value Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Lipper rankings are based on total return at net asset value and do not reflect sales charges. Funds are ranked among other funds with similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency.The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 34th percentile in management fees and in the 24th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale.The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently benefits from breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that signifi-cant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Core Funds) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

56th	48th	55th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 925, 788, and 605 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Large-Cap Core Funds category for the one-, five-, and ten-year periods ended December 31, 2005, were 47th, 73rd, and 22nd, respectively. Over the one-, five-, and ten-year periods ended December 31, 2005, the fund ranked 417th out of 890, 451st out of 619, and 49th out of 229 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

In addition to the considerations discussed above, the Trustees, in approving the continuance of your fund’s management contract, also considered the matters described in Note 6 to the fund’s financial statements (see page 59).

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

The fund’s portfolio 1/31/06 (Unaudited)

COMMON STOCKS (99.7%)*

	Shares	Value

Aerospace and Defense (1.1%)
Lockheed Martin Corp.	156,100	$10,560,165

Airlines (0.6%)
Southwest Airlines Co.	378,900	6,236,694

Banking (9.6%)
Bank of America Corp.	706,670	31,256,014
Commerce Bancorp, Inc. (S)	484,400	16,198,336
U.S. Bancorp	494,300	14,784,513
Washington Mutual, Inc.	316,700	13,402,744
Wells Fargo & Co. (S)	304,400	18,982,384
		94,623,991

Beverage (0.6%)
Coca-Cola Enterprises, Inc.	304,700	6,014,778

Biotechnology (3.0%)
Amgen, Inc. † (S)	196,200	14,301,018
Biogen Idec, Inc. †	168,400	7,535,900
MedImmune, Inc. † (S)	236,900	8,083,028
		29,919,946

Broadcasting (0.4%)
XM Satellite Radio Holdings, Inc. Class A † (S)	168,200	4,403,476

Cable Television (1.4%)
Comcast Corp. Class A † (S)	494,200	13,748,644

Chemicals (0.8%)
E.I. du Pont de Nemours & Co.	195,300	7,645,995

Commercial and Consumer Services (2.6%)
Cendant Corp.	683,500	11,441,790
eBay, Inc. †	224,000	9,654,400
Yahoo!, Inc. †	139,900	4,804,166
		25,900,356

Communications Equipment (2.8%)
Cisco Systems, Inc. †	732,800	13,608,096
Qualcomm, Inc.	293,000	14,052,280
		27,660,376

Computers (4.4%)
Apple Computer, Inc. †	106,900	8,072,019
Dell, Inc. †	382,300	11,205,213
EMC Corp. †	826,500	11,075,100
Hewlett-Packard Co.	406,600	12,677,788
		43,030,120

COMMON STOCKS (99.7%)* continued

	Shares	Value

Conglomerates (2.7%)
Danaher Corp.	169,700	$9,611,808
Tyco International, Ltd. (Bermuda)	636,200	16,573,010
		26,184,818

Consumer Finance (2.9%)
Capital One Financial Corp.	160,700	13,386,310
Countrywide Financial Corp.	459,100	15,352,304
		28,738,614

Consumer Goods (0.7%)
Procter & Gamble Co. (The)	118,500	7,018,755

Containers (0.6%)
Owens-Illinois, Inc. †	251,600	5,532,684

Electric Utilities (3.4%)
Entergy Corp.	97,800	6,798,078
Exelon Corp.	245,300	14,085,126
PG&E Corp.	223,600	8,342,516
Wisconsin Energy Corp.	108,300	4,495,533
		33,721,253

Electronics (2.1%)
Freescale Semiconductor, Inc. Class A † (S)	342,000	8,604,720
Microchip Technology, Inc.	177,400	6,654,274
Micron Technology, Inc. †	344,100	5,051,388
		20,310,382

Energy (1.8%)
Pride International, Inc. †	334,200	11,800,602
Rowan Cos., Inc.	124,000	5,558,920
		17,359,522

Financial (1.9%)
Fannie Mae	168,500	9,762,890
Freddie Mac	125,700	8,530,002
		18,292,892

Forest Products and Packaging (0.5%)
Smurfit-Stone Container Corp. † (S)	368,600	4,714,394

Health Care Services (3.0%)
Cardinal Health, Inc.	120,500	8,680,820
Caremark Rx, Inc. †	80,200	3,953,860
Health Management Associates, Inc. Class A	157,300	3,306,446
Quest Diagnostics, Inc.	77,500	3,830,825
Triad Hospitals, Inc. †	85,700	3,518,842
WellPoint, Inc. †	77,200	5,928,960
		29,219,753

COMMON STOCKS (99.7%)* continued

	Shares	Value

Homebuilding (0.9%)
NVR, Inc. † (S)	10,800	$8,577,900

Household Furniture and Appliances (0.9%)
Whirlpool Corp. (S)	115,400	9,310,472

Insurance (5.2%)
ACE, Ltd. (Bermuda)	188,800	10,336,800
American International Group, Inc. #	354,900	23,231,754
Everest Re Group, Ltd. (Barbados)	114,000	11,018,100
Genworth Financial, Inc. Class A	189,300	6,201,468
		50,788,122

Investment Banking/Brokerage (1.3%)
Bear Stearns Cos., Inc. (The)	98,600	12,468,956

Leisure (0.5%)
Brunswick Corp.	143,500	5,394,165

Lodging/Tourism (1.1%)
Las Vegas Sands Corp. † (S)	68,900	3,538,015
Royal Caribbean Cruises, Ltd.	167,500	6,850,750
		10,388,765

Machinery (2.2%)
Caterpillar, Inc.	194,800	13,226,920
Parker-Hannifin Corp.	107,700	8,160,429
		21,387,349

Media (0.9%)
Walt Disney Co. (The)	360,700	9,129,317

Medical Technology (2.0%)
Becton, Dickinson and Co.	118,400	7,672,320
Boston Scientific Corp. †	287,600	6,289,812
St. Jude Medical, Inc. †	107,000	5,256,910
		19,219,042

Metals (1.5%)
Nucor Corp. (S)	82,300	6,932,129
United States Steel Corp.	123,000	7,349,250
		14,281,379

Office Equipment & Supplies (0.2%)
Pitney Bowes, Inc. (S)	45,900	1,961,766

Oil & Gas (8.9%)
Amerada Hess Corp.	87,900	13,606,920
Apache Corp.	190,700	14,403,571
Chevron Corp.	439,000	26,067,820
Marathon Oil Corp.	181,400	13,944,218
Occidental Petroleum Corp. (S)	194,100	18,965,511
		86,988,040

COMMON STOCKS (99.7%)* continued

	Shares	Value

Pharmaceuticals (4.6%)
Barr Pharmaceuticals, Inc. †	40,300	$2,642,874
Johnson & Johnson	397,000	22,843,380
Mylan Laboratories, Inc.	173,000	3,408,100
Pfizer, Inc.	231,495	5,944,792
Wyeth	222,100	10,272,125
		45,111,271

Publishing (1.3%)
McGraw-Hill Companies, Inc. (The)	187,600	9,575,104
Meredith Corp.	63,200	3,460,832
		13,035,936

Restaurants (1.5%)
Outback Steakhouse, Inc. (S)	68,400	3,162,132
Yum! Brands, Inc.	234,400	11,595,768
		14,757,900

Retail (7.3%)
Abercrombie & Fitch Co. Class A	72,400	4,806,636
CVS Corp.	227,700	6,320,952
Home Depot, Inc. (The) (S)	277,800	11,264,790
Kohl’s Corp. †	155,000	6,880,450
Lowe’s Cos., Inc.	127,100	8,077,205
Michaels Stores, Inc.	285,000	9,584,550
Office Depot, Inc. †	135,100	4,478,565
Staples, Inc.	534,900	12,682,479
Supervalu, Inc.	232,200	7,414,146
		71,509,773

Semiconductor (1.3%)
Applied Materials, Inc.	456,800	8,702,040
Lam Research Corp. †	80,300	3,728,329
		12,430,369

Software (2.8%)
Adobe Systems, Inc.	90,400	3,590,688
Autodesk, Inc.	81,200	3,295,908
McAfee, Inc. †	139,400	3,232,686
Oracle Corp. †	895,700	11,258,949
Red Hat, Inc. † (S)	198,900	5,758,155
		27,136,386

Technology Services (1.3%)
Accenture, Ltd. Class A (Bermuda)	255,100	8,043,303
Automatic Data Processing, Inc.	108,100	4,749,914
		12,793,217

	COMMON STOCKS (99.7%)* continued

		Shares	Value
	Telecommunications (2.5%)
	American Tower Corp. Class A † (S)	180,700	$5,590,858
	Sprint Nextel Corp.	807,190	18,476,579
			24,067,437

	Textiles (0.3%)
	NIKE, Inc. Class B	41,400	3,351,330

	Tobacco (1.8%)
	Altria Group, Inc.	251,200	18,171,808

	Transportation Services (1.5%)
	United Parcel Service, Inc. Class B	199,400	14,937,054

	Waste Management (1.0%)
	Waste Management, Inc.	298,700	9,432,946

	Total common stocks (cost $934,049,938)		$977,468,308

	SHORT-TERM INVESTMENTS (3.7%)*

		Principal amount/shares	Value
	Short-term investments held as collateral for
	loaned securities with yields ranging from 4.33%
	to 4.65% and due dates ranging from
	February 1, 2006 to March 24, 2006 (d)	$27,953,592	$27,940,205
	Putnam Prime Money Market Fund (e)	7,853,812	7,853,812

	Total short-term investments (cost $35,794,017)		$35,794,017

	TOTAL INVESTMENTS
	Total investments (cost $969,843,955)		$1,013,262,325
*	Percentages indicated are based on net assets of $980,622,341.
†	Non-income-producing security.

(S) Securities on loan, in part or in entirety, at January 31, 2006.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 2006.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

At January 31, 2006, liquid assets totaling $3,209,000 have been designated as collateral for open futures contracts.

FUTURES CONTRACTS OUTSTANDING at 1/31/06 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation
S&P 500 Index (Long)	10	$3,209,000	Mar-06	$(40,369)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/06 (Unaudited)

ASSETS
Investment in securities, at value, including $27,136,916 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $961,990,143)	$1,005,408,513
Affiliated issuers (identified cost $7,853,812) (Note 5)	7,853,812

Cash	19

Foreign currency (cost $15) (Note 1)	15

Dividends, interest and other receivables	553,787

Receivable for shares of the fund sold	314,179

Receivable for securities sold	17,262,842

Total assets	1,031,393,167

LIABILITIES
Payable for variation margin (Note 1)	12,250

Payable for securities purchased	18,470,194

Payable for shares of the fund repurchased	2,091,174

Payable for compensation of Manager (Notes 2 and 5)	1,309,495

Payable for investor servicing and custodian fees (Note 2)	255,936

Payable for Trustee compensation and expenses (Note 2)	99,416

Payable for administrative services (Note 2)	2,104

Payable for distribution fees (Note 2)	409,425

Collateral on securities loaned, at value (Note 1)	27,940,205

Other accrued expenses	180,627

Total liabilities	50,770,826

Net assets	$ 980,622,341

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,485,043,770

Distributions in excess of net investment income (Note 1)	(1,192,664)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(546,606,766)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	43,378,001

Total — Representing net assets applicable to capital shares outstanding	$ 980,622,341

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($551,882,064 divided by 37,308,165 shares)	$14.79

Offering price per class A share
(100/94.75 of $14.79)*	$15.61

Net asset value and offering price per class B share
($289,899,023 divided by 20,642,180 shares)**	$14.04

Net asset value and offering price per class C share
($35,158,704 divided by 2,488,265 shares)**	$14.13

Net asset value and redemption price per class M share
($15,168,907 divided by 1,058,694 shares)	$14.33

Offering price per class M share
(100/96.75 of $14.33)*	$14.81

Net asset value, offering price and redemption price per class R share
($279,821 divided by 18,965 shares)	$14.75

Net asset value, offering price and redemption price per class Y share
($88,233,822 divided by 5,921,845 shares)	$14.90

*	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/06 (Unaudited)

INVESTMENT INCOME
Dividends	$ 7,881,213

Interest (including interest income of $117,120
from investments in affiliated issuers) (Note 5)	119,315

Securities lending	48,115

Total investment income	8,048,643

EXPENSES
Compensation of Manager (Note 2)	2,791,741

Investor servicing fees (Note 2)	1,734,105

Custodian fees (Note 2)	84,516

Trustee compensation and expenses (Note 2)	23,972

Administrative services (Note 2)	11,693

Distribution fees — Class A (Note 2)	758,732

Distribution fees — Class B (Note 2)	1,544,685

Distribution fees — Class C (Note 2)	186,787

Distribution fees — Class M (Note 2)	60,198

Distribution fees — Class R (Note 2)	664

Other	109,844

Non-recurring costs (Notes 2 and 6)	9,956

Costs assumed by Manager (Notes 2 and 6)	(9,956)

Fees waived and reimbursed by Manager (Note 5)	(3,808)

Total expenses	7,303,129

Reimbursement from Manager (Note 6)	(95,496)

Expense reduction (Note 2)	(159,486)

Net expenses	7,048,147

Net investment income	1,000,496

Net realized gain on investments (Notes 1 and 3)	51,426,265

Net realized gain on futures contracts (Note 1)	186,021

Net realized loss on foreign currency transactions (Note 1)	(48)

Net unrealized appreciation of assets and liabilities
in foreign currencies during the period	48

Net unrealized depreciation of investments
and futures contracts during the period	(32,638,162)

Net gain on investments	18,974,124

Net increase in net assets resulting from operations	$ 19,974,620

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

Six months ended		Year ended
	1/31/06*	7/31/05

Operations:
Net investment income	$1,000,496	$7,423,030

Net realized gain on investments and
foreign currency transactions	51,612,238	87,808,474

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(32,638,114)	94,790,432

Net increase in net assets resulting from operations	19,974,620	190,021,936

Distributions to shareholders: (Note 1)

From net investment income

Class A	(1,679,667)	(3,662,575)

Class R	(247)	(707)

Class Y	(499,726)	(743,514)

Redemption fees (Note 1)	728	5,363

Decrease from capital share transactions (Note 4)	(190,167,281)	(450,964,602)

Total decrease in net assets	(172,371,573)	(265,344,099)

NET ASSETS
Beginning of period	1,152,993,914	1,418,338,013

End of period (including distributions in excess of net
investment income of $1,192,664 and $13,520, respectively)	$980,622,341	$1,152,993,914
* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01

Net asset value,
beginning of period	$14.49	$12.48	$11.60	$10.29	$14.23	$18.69

Investment operations:
Net investment income (a)	.03(d)	.11(d,g,h)	.04(d)	.06	.04	.05

Net realized and unrealized
gain (loss) on investments	.31	1.97	.84	1.25	(3.98)	(2.98)

Total from
investment operations	.34	2.08	.88	1.31	(3.94)	(2.93)

Less distributions:
From net investment income	(.04)	(.07)	—	—	—(e)	—

From net realized gain
on investments	—	—	—	—	—	(1.53)

From return of capital	—	—	—	—	—(e)	—(e)

Total distributions	(.04)	(.07)	—	—	—(e)	(1.53)

Redemption fees	—(e)	—(e)	—(e)	—	—	—

Net asset value,
end of period	$14.79	$14.49	$12.48	$11.60	$10.29	$14.23

Total return at
net asset value (%)(b)	2.36*	16.67(h)	7.59(f )	12.73	(27.67)	(16.93)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$551,882	$660,027	$825,727	$922,788	$841,789	$1,152,135

Ratio of expenses to
average net assets (%)(c)	.58*(d, i)	1.19(d,i)	1.13(d)	1.15	1.04	1.05

Ratio of net investment income
to average net assets (%)	.21*(d)	.83(d,g,h)	.34(d)	.52	.33	.31

Portfolio turnover (%)	42.74*	113.03	101.63	131.93	149.58	162.94

(Continued on next page)

Financial highlights (Continued)

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01%, 0.01% and less than 0.01% of average net assets, respectively, for class A shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring payment from Putnam Management of $0.014 per share outstanding as of January 31, 2004 as restitution for losses resulting from the correction of operational errors. Without this payment, total return for the fiscal year ended July 31, 2004 would have been 7.50% .

(g) Reflects a special dividend received by the fund which amounted to $0.05 per share and 0.38% of average net assets for class A shares.

(h) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.10% of average net assets for class A shares (Note 6).

(i) Does not reflect accruals by the fund from Putnam Management related to changes in the calculation of fees pursuant to the fund's management contract, which amounted to less than 0.01% and 0.13% of average net assets for the periods ended January 31, 2006 and July 31, 2005, respectively (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS B

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01

Net asset value,
beginning of period	$13.77	$11.90	$11.13	$9.95	$13.86	$18.38

Investment operations:
Net investment
income (loss) (a)	(.02)(d)	.01(d,g,h)	(.05)(d)	(.02)	(.05)	(.07)

Net realized and unrealized
gain (loss) on investments	.29	1.86	.82	1.20	(3.86)	(2.92)

Total from
investment operations	.27	1.87	.77	1.18	(3.91)	(2.99)

Less distributions:
From net realized gain
on investments	—	—	—	—	—	(1.53)

From return of capital	—	—	—	—	—	—(e)

Total distributions	—	—	—	—	—	(1.53)

Redemption fees	—(e)	—(e)	—(e)	—	—	—

Net asset value,
end of period	$14.04	$13.77	$11.90	$11.13	$9.95	$13.86

Total return at
net asset value (%)(b)	1.96*	15.72(h)	6.92(f )	11.86	(28.21)	(17.58)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$289,899	$336,983	$410,863	$544,487	$597,784	$960,638

Ratio of expenses to
average net assets (%)(c)	.95*(d, i)	1.94(d,i)	1.88(d)	1.90	1.79	1.80

Ratio of net investment
income (loss) to average
net assets (%)	(.17)*(d)	.08(d,g,h)	(.41)(d)	(.23)	(.41)	(.44)

Portfolio turnover (%)	42.74*	113.03	101.63	131.93	149.58	162.94

(Continued on next page)

Financial highlights (Continued)

* Not annualized.

** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01%, 0.01% and less than 0.01% of average net assets, respectively, for class B shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring payment from Putnam Management of $0.014 per share outstanding as of January 31, 2004 as restitution for losses resulting from the correction of operational errors. Without this payment, total return for the fiscal year ended July 31, 2004 would have been 6.83% .

(g) Reflects a special dividend received by the fund which amounted to $0.05 per share and 0.38% of average net assets for class B shares.

(h) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.10% of average net assets for class B shares (Note 6).

(i) Does not reflect accruals by the fund from Putnam Management related to changes in the calculation of fees pursuant to the fund's management contract, which amounted to less than 0.01% and 0.13% of average net assets for the periods ended January 31, 2006 and July 31, 2005, respectively (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS C

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01

Net asset value,
beginning of period	$13.85	$11.97	$11.20	$10.01	$13.95	$18.49

Investment operations:
Net investment
income (loss) (a)	(.02)(d)	.01(d,g,h)	(.05)(d)	(.03)	(.05)	(.07)

Net realized and unrealized
gain (loss) on investments	.30	1.87	.82	1.22	(3.89)	(2.94)

Total from
investment operations	.28	1.88	.77	1.19	(3.94)	(3.01)

Less distributions:
From net realized gain
on investments	—	—	—	—	—	(1.53)

From return of capital	—	—	—	—	—	—(e)

Total distributions	—	—	—	—	—	(1.53)

Redemption fees	—(e)	—(e)	—(e)	—	—	—

Net asset value,
end of period	$14.13	$13.85	$11.97	$11.20	$10.01	$13.95

Total return at
net asset value (%)(b)	2.02*	15.71(h)	6.88(f )	11.89	(28.24)	(17.58)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$35,159	$40,237	$48,264	$72,177	$84,065	$136,897

Ratio of expenses to
average net assets (%)(c)	.95*(d, i)	1.94(d,i)	1.88(d)	1.90	1.79	1.80

Ratio of net investment
income (loss) to average
net assets (%)	(.17)*(d)	.08(d,g,h)	(.41)(d)	(.24)	(.41)	(.44)

Portfolio turnover (%)	42.74*	113.03	101.63	131.93	149.58	162.94

(Continued on next page)

Financial highlights (Continued)

* Not annualized.

** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01%, 0.01% and less than 0.01% of average net assets, respectively, for class C shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring payment from Putnam Management of $0.014 per share outstanding as of January 31, 2004 as restitution for losses resulting from the correction of operational errors. Without this payment, total return for the fiscal year ended July 31, 2004 would have been 6.79% .

(g) Reflects a special dividend received by the fund which amounted to $0.05 per share and 0.38% of average net assets for class C shares.

(h) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.10% of average net assets for class C shares (Note 6).

(i) Does not reflect accruals by the fund from Putnam Management related to changes in the calculation of fees pursuant to the fund's management contract, which amounted to less than 0.01% and 0.13% of average net assets for the periods ended January 31, 2006 and July 31, 2005, respectively (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS M

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01

Net asset value,
beginning of period	$14.03	$12.09	$11.29	$10.06	$13.98	$18.48

Investment operations:
Net investment
income (loss) (a)	(.01)(d)	.04(d,g,h)	(.02)(d)	—(e)	(.02)	(.03)

Net realized and unrealized
gain (loss) on investments	.31	1.90	.82	1.23	(3.90)	(2.94)

Total from
investment operations	.30	1.94	.80	1.23	(3.92)	(2.97)

Less distributions:
From net realized gain
on investments	—	—	—	—	—	(1.53)

From return of capital	—	—	—	—	—	—(e)

Total distributions	—	—	—	—	—	(1.53)

Redemption fees	—(e)	—(e)	—(e)	—	—	—

Net asset value,
end of period	$14.33	$14.03	$12.09	$11.29	$10.06	$13.98

Total return at
net asset value (%)(b)	2.14*	16.05(h)	7.09(f )	12.23	(28.04)	(17.36)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$15,169	$17,603	$22,146	$35,646	$38,493	$62,268

Ratio of expenses to
average net assets (%)(c)	.83*(d, i)	1.69(d,i)	1.63(d)	1.65	1.54	1.55

Ratio of net investment
income (loss) to average
net assets (%)	(.04)*(d)	.33(d,g,h)	(.16)(d)	.02	(.16)	(.19)

Portfolio turnover (%)	42.74*	113.03	101.63	131.93	149.58	162.94

(Continued on next page)

Financial highlights (Continued)

* Not annualized.

** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01%, 0.01% and less than 0.01% of average net assets, respectively, for class M shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring payment from Putnam Management of $0.014 per share outstanding as of January 31, 2004 as restitution for losses resulting from the correction of operational errors. Without this payment, total return for the fiscal year ended July 31, 2004 would have been 7.00% .

(g) Reflects a special dividend received by the fund which amounted to $0.05 per share and 0.38% of average net assets for class M shares.

(h) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.10% of average net assets for class M shares (Note 6).

(i) Does not reflect accruals by the fund from Putnam Management related to changes in the calculation of fees pursuant to the fund's management contract, which amounted to less than 0.01% and 0.13% of average net assets for the periods ended January 31, 2006 and July 31, 2005, respectively (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS R

PER-SHARE OPERATING PERFORMANCE

				Period
	Six months ended**	Year ended		1/21/03†-
	1/31/06	7/31/05	7/31/04	7/31/03

Net asset value,
beginning of period	$14.44	$12.44	$11.59	$10.57

Investment operations:
Net investment income (a)	.01(d)	.08(d,g,h)	.02(d)	.01

Net realized and unrealized
gain on investments	.31	1.95	.83	1.01

Total from
investment operations	.32	2.03	.85	1.02

Less distributions:
From net investment income	(.01)	(.03)	—	—

Total distributions	(.01)	(.03)	—	—

Redemption fees	—(e)	—(e)	—(e)	—

Net asset value,
end of period	$14.75	$14.44	$12.44	$11.59

Total return at
net asset value (%)(b)	2.24*	16.33(h)	7.33(f )	9.65*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$280	$252	$301	$1

Ratio of expenses to
average net assets (%)(c)	.70*(d, i)	1.44(d,i)	1.38(d)	.74*

Ratio of net investment income
to average net assets (%)	.07*(d)	.63(d,g,h)	.14(d)	.14*

Portfolio turnover (%)	42.74*	113.03	101.63	131.93

(Continued on next page)

Financial highlights (Continued)

† Commencement of operations.

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01%, 0.01% and less than 0.01% of average net assets, respectively, for class R shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring payment from Putnam Management of $0.014 per share outstanding as of January 31, 2004 as restitution for losses resulting from the correction of operational errors. Without this payment, total return for the fiscal year ended July 31, 2004 would have been 7.25% .

(g) Reflects a special dividend received by the fund which amounted to $0.06 per share and 0.42% of average net assets for class R shares.

(h) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.08% of average net assets for class R shares (Note 6).

(i) Does not reflect accruals by the fund from Putnam Management related to changes in the calculation of fees pursuant to the fund's management contract, which amounted to less than 0.01% and 0.13% of average net assets for the periods ended January 31, 2006 and July 31, 2005, respectively (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS Y

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01

Net asset value,
beginning of period	$14.62	$12.60	$11.67	$10.33	$14.28	$18.71

Investment operations:
Net investment income (a)	.05(d)	.14(d,g,h)	.08(d)	.08	.07	.09

Net realized and unrealized
gain (loss) on investments	.31	1.98	.85	1.26	(3.98)	(2.99)

Total from
investment operations	.36	2.12	.93	1.34	(3.91)	(2.90)

Less distributions:
From net investment income	(.08)	(.10)	—	—	(.01)	—

From net realized gain
on investments	—	—	—	—	—	(1.53)

From return of capital	—	—	—	—	(.03)	—(e)

Total distributions	(.08)	(.10)	—	—	(.04)	(1.53)

Redemption fees	—(e)	—(e)	—(e)	—	—	—

Net asset value,
end of period	$14.90	$14.62	$12.60	$11.67	$10.33	$14.28

Total return at
net asset value (%)(b)	2.48*	16.91(h)	7.97(f )	12.97	(27.47)	(16.74)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$88,234	$97,893	$111,037	$115,581	$103,779	$91,040

Ratio of expenses to
average net assets (%)(c)	.45*(d, i)	.94(d,i)	.88(d)	.90	.79	.80

Ratio of net investment income
to average net assets (%)	.33*(d)	1.02(d,g,h)	.59(d)	.77	.57	.56

Portfolio turnover (%)	42.74*	113.03	101.63	131.93	149.58	162.94

(Continued on next page)

Financial highlights (Continued)

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01%, 0.01% and less than 0.01% of average net assets, respectively, for class Y shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring payment from Putnam Management of $0.014 per share outstanding as of January 31, 2004 as restitution for losses resulting from the correction of operational errors. Without this payment, total return for the fiscal year ended July 31, 2004 would have been 7.88% .

(g) Reflects a special dividend received by the fund which amounted to $0.05 per share and 0.34% of average net assets for class Y shares.

(h) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.10% of average net assets for class Y shares (Note 6).

(i) Does not reflect accruals by the fund from Putnam Management related to changes in the calculation of fees pursuant to the fund's management contract, which amounted to less than 0.01% and 0.13% of average net assets for the periods ended January 31, 2006 and July 31, 2005, respectively (Note 6).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/06 (Unaudited)

Note 1: Significant accounting policies

Putnam Research Fund (the “fund”) is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in common stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade, short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At January 31, 2006, the value of securities loaned amounted to $27,136,916. The fund received cash collateral of $27,940,205, which is pooled with collateral of other Putnam funds into 22 issues of high-grade, short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2005, the fund had a capital loss carryover of $597,323,319 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$308,172,871	January 31, 2010

289,150,448	January 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2006 $86,340 of losses recognized during the period November 1, 2004 to July 31, 2005.

The aggregate identified cost on a tax basis is $970,676,630, resulting in gross unrealized appreciation and depreciation of $79,649,858 and $37,064,163, respectively, or net unrealized appreciation of $42,585,695.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The base management fee is subject to a performance adjustment based on the investment performance of the fund compared to changes in the value of the Standard & Poor’s 500 (“S&P 500”) composite Stock Price Index. Performance will be calculated for these purposes at the beginning of each calendar quarter, for the thirty-six month period immediately preceding such quarter or the life of the fund, if shorter. The applicable base fee will be increased or decreased for each calendar quarter by an incentive payment or penalty at the annual rate of 0.01% of the fund’s average net assets for each 1.00% increment by which the fund outperforms or underperforms the S&P 500 in excess of 3.00%, subject to a maximum increase or decrease of 0.07% of average net assets. For the period ended January 31, 2006, the base management fee represented an effective annual basic rate of 0.59% of the fund’s average net assets before a decrease of $357,000 (0.07% annualized, of the fund’s average net assets) based on performance (for additional information on management fee adjustment, see Note 6).

Please see Note 6, Regulatory matters and litigation, for information regarding inquiries by the SEC about whether the current structure of the fund’s management fee complies with SEC regulations concerning performance fees.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2006, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classi-fication or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended January 31, 2006, Putnam Management did not waive any of its management fee from the fund.

For the period ended January 31, 2006, Putnam Management has assumed $9,956 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended January 31, 2006, the fund incurred $1,818,621 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended January 31, 2006, the fund’s expenses were reduced by $159,486 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $431, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the

Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended January 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $10,441 and $324 from the sale of class A and class M shares, respectively, and received $196,234 and $621 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2006, Putnam Retail Management, acting as underwriter, received $87 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended January 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $449,395,837 and $637,373,875, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At January 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Six months ended 1/31/06:
Shares sold	2,303,943	$ 32,985,661

Shares issued
in connection
with reinvestment
of distributions	112,102	1,637,810

	2,416,045	34,623,471

Shares
repurchased	(10,656,836)	(153,027,329)

Net decrease	(8,240,791)	$(118,403,858)

Year ended 7/31/05:
Shares sold	7,741,509	$ 103,342,398

Shares issued
in connection
with reinvestment
of distributions	265,720	3,581,898

	8,007,229	106,924,296

Shares
repurchased	(28,598,868)	(380,700,624)

Net decrease	(20,591,639)	$(273,776,328)

CLASS B	Shares	Amount
Six months ended 1/31/06:
Shares sold	392,107	$5,316,231

Shares issued
in connection
with reinvestment
of distributions	—	—

	392,107	5,316,231

Shares
repurchased	(4,221,548)	(57,397,876)

Net decrease	(3,829,441)	$ (52,081,645)

Year ended 7/31/05:
Shares sold	1,219,670	$15,470,199

Shares issued
in connection
with reinvestment
of distributions	—	—

	1,219,670	15,470,199

Shares
repurchased	(11,286,029)	(143,415,032)

Net decrease	(10,066,359)	$(127,944,833)

CLASS C	Shares	Amount
Six months ended 1/31/06:
Shares sold	76,928	$ 1,055,468

Shares issued
in connection
with reinvestment
of distributions	—	—

	76,928	1,055,468

Shares
repurchased	(492,956)	(6,766,565)

Net decrease	(416,028)	$ (5,711,097)

Year ended 7/31/05:
Shares sold	151,437	$ 1,933,109

Shares issued
in connection
with reinvestment
of distributions	—	—

	151,437	1,933,109

Shares
repurchased	(1,279,569)	(16,413,013)

Net decrease	(1,128,132)	$(14,479,904)

CLASS M	Shares	Amount
Six months ended 1/31/06:
Shares sold	25,578	$354,522

Shares issued
in connection
with reinvestment
of distributions	—	—

	25,578	354,522

Shares
repurchased	(221,382)	(3,066,315)

Net decrease	(195,804)	$(2,711,793)

Year ended 7/31/05:
Shares sold	78,538	$ 1,002,938

Shares issued
in connection
with reinvestment
of distributions	—	—

	78,538	1,002,938

Shares
repurchased	(655,522)	(8,466,827)

Net decrease	(576,984)	$(7,463,889)

CLASS R	Shares	Amount
Six months ended 1/31/06:
Shares sold	4,060	$57,495

Shares issued
in connection
with reinvestment
of distributions	17	247

	4,077	57,742

Shares
repurchased	(2,536)	(36,196)

Net increase	1,541	$21,546

Year ended 7/31/05:
Shares sold	6,120	$81,698

Shares issued
in connection
with reinvestment
of distributions	53	707

	6,173	82,405

Shares
repurchased	(12,969)	(177,717)

Net decrease	(6,796)	$ (95,312)

CLASS Y	Shares	Amount
Six months ended 1/31/06:
Shares sold	217,021	$ 3,154,444

Shares issued
in connection
with reinvestment
of distributions	33,949	499,726

	250,970	3,654,170

Shares
repurchased	(1,026,434)	(14,934,604)

Net decrease	(775,464)	$(11,280,434)

Year ended 7/31/05:
Shares sold	2,881,656	$ 39,937,400

Shares issued
in connection
with reinvestment
of distributions	54,791	743,514

	2,936,447	40,680,914

Shares
repurchased	(5,053,538)	(67,885,250)

Net decrease	(2,117,091)	$(27,204,336)

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended January 31, 2006, management fees paid were reduced by $3,808 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $117,120 for the period ended January 31, 2006. During the period ended January 31, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $126,777,716 and $124,559,635, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $1,236,491 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. In March 2006, the fund recorded a receivable of $644,340 from Putnam Investments in connection with this matter. Review of the matter is ongoing and the amount received by the fund may be adjusted in the future. Such adjustment is not expected to be material.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

The Fort Worth office of the Securities and Exchange Commission has stated that it does not believe that the previous structure of the Fund’s investment management fee, which included a performance component in addition to a base fee, fully complied with SEC regulations concerning performance fees. In order to resolve this matter, Putnam Management submitted an offer of settlement to the SEC’s Fort Worth office on December 30, 2005. The offer of settlement, pursuant to which Putnam would neither admit nor deny wrongdoing, remains subject to acceptance by the SEC. On November 18, 2005, in connection with the proposed settlement, Putnam Management reimbursed the fund $1,650,602 (corresponding to a receivable of $1,555,106 recorded in the prior fiscal year and an additional receivable of $95,496 recorded on September 9, 2005). The reimbursement represents a retroactive adjustment to the fee structure from April 1, 1997 (the date when the performance fee was put in effect) through September 27, 2004. Since September 27, 2004, pending resolution of the issue, the management fee has been accrued under an adjusted fee structure. Putnam Management believes that the likelihood that this matter will have a material adverse financial impact on the fund or negatively impact Putnam Management’s ability to provide investment services to the fund is remote.

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Research group for the year ended January 31, 2006. The other Putnam mutual funds in this group are Putnam Global Natural Resources Fund, Putnam Health Sciences Trust, Putnam Utilities Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT Research Fund, and Putnam VT Utilities Growth and Income Fund.

The top five firms that received brokerage commissions for trades executed for the Research group are (in descending order) Goldman Sachs, Citigroup Global Markets, Merrill Lynch, Lehman Brothers, and UBS Warburg. Commissions paid to these firms together represented approximately 45% of the total brokerage commissions paid for the year ended January 31, 2006.

Commissions paid to the next 10 firms together represented approximately 38% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, CIBC World Markets, Credit Suisse First Boston, Deutsche Bank Securities, JP Morgan Clearing, Morgan Stanley Dean Witter, RBC Capital Markets, Thomas Weisel Partners, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary
Trust Company

Legal Counsel
Ropes & Gray LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Staff Counsel and Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy E. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA067 231698 3/06

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Michael T. Healy Michael T. Healy Principal Accounting Officer

Date: March 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter Charles E. Porter Principal Executive Officer

Date: March 29, 2006

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 29, 2006